                                 [LOGO] TRUST
                                   --------
                              for Credit Unions






                                   Prospectus

                               December 30, 1996

                             MONEY MARKET PORTFOLIO
                        GOVERNMENT SECURITIES PORTFOLIO
                                      and
                         MORTGAGE SECURITIES PORTFOLIO

                            TRUST FOR CREDIT UNIONS

                               ----------------

  Trust for Credit Unions (the "Fund") is an open-end, diversified, management investment company (commonly known as a "mutual fund") offered only to state and federally chartered credit unions and credit union service organizations. The Fund seeks to achieve a high level of income to the extent consistent with the investment objectives of its investment portfolios, which include: the Money Market Portfolio, the Government Securities Portfolio and the Mortgage Securities Portfolio (individually, a "Portfolio" and collectively, the "Port-folios"). The Money Market Portfolio's objective is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Money Market Portfolio invests in high quality money market instruments authorized under the Federal Credit Union Act. The Government Se-curities Portfolio's objective is to achieve a high level of current income, consistent with low volatility of principal. The Government Securities Portfo-lio invests primarily in obligations of the United States Government ("U.S. Government"), its agencies, instrumentalities or sponsored enterprises autho-rized under the Federal Credit Union Act with a maximum duration equal to that of a two-year U.S. Treasury security and a target duration to be no shorter than that of a 6-month U.S. Treasury security and no longer than that of a 1-year U.S. Treasury security. The Mortgage Securities Portfolio's objective is to achieve a high level of current income, consistent with relatively low vol-atility of principal. The Mortgage Securities Portfolio invests primarily in privately issued mortgage-related securities rated, at the time of purchase, in one of the two highest rating categories by a nationally recognized statis-tical rating organization ("NRSRO") and in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or spon-sored enterprises. The Mortgage Securities Portfolio's maximum duration will not exceed that of a 3-year U.S. Treasury security and its target duration will be equal to that of a 2-year U.S. Treasury security. With respect to the Government Securities Portfolio and the Mortgage Securities Portfolio, it is expected that over the long term the volatility of each Portfolio will be low in relation to longer-term bond funds; however, there may be a loss of princi-pal.

                                                       (continued on next page)

UNITS OF THE PORTFOLIOS ARE NOT ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, ANY CREDIT UNION OR BY THE NATIONAL CREDIT UNION SHARE INSURANCE FUND, THE NATIONAL CREDIT UNION ADMINISTRATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE PORTFOLIOS INVOLVES RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE MONEY MARKET PORTFOLIO SEEKS TO MAINTAIN ITS NET ASSET VALUE PER UNIT AT $1.00, ALTHOUGH THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO ON A CONTINUOUS BASIS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(continued from previous page)

  Goldman, Sachs & Co., through Goldman Sachs Asset Management, a separate op-erating division, serves as the Fund's investment adviser. Goldman, Sachs & Co. also serves as the transfer agent. Callahan Credit Union Financial Serv-ices Limited Partnership serves as the Fund's administrator. Callahan Finan-cial Services, Inc., the general partner of Callahan Credit Union Financial Services Limited Partnership, and Goldman, Sachs & Co. serve as the Fund's co-distributors. This Prospectus dated December 30, 1996, which sets forth con-cisely the information about the Fund that a prospective investor ought to know before investing, should be retained for future reference.

A Statement of Additional Information (the "Additional Statement") dated the same date, containing further information about the Fund which may be of interest to investors, has been filed with the Securities and Exchange Commission (the "SEC"), is incorporated herein by reference in its entirety, and may be obtained without charge from Goldman, Sachs & Co. or Callahan Credit Union Financial Services Limited Partnership by calling the applicable telephone number listed below.

GOLDMAN, SACHS & CO.               Toll Free.......................800-342-5828
Adviser and Co-Distributor                                       (800-DIAL-TCU)
One New York Plaza
New York, New York 10005


CALLAHAN CREDIT UNION FINANCIAL    Toll Free.......................800-237-5678
SERVICES LIMITED PARTNERSHIP
Administrator
c/o Callahan Financial Services, Inc.
1001 Connecticut Ave., N.W., Suite 1022
Washington, D.C. 20036-5504

CALLAHAN FINANCIAL SERVICES, INC.  Toll Free.......................800-237-5678
Co-Distributor
1001 Connecticut Ave., N.W., Suite 1022
Washington, D.C. 20036-5504

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
HIGHLIGHTS.................................................................    1
FEES AND EXPENSES..........................................................    5
FINANCIAL HIGHLIGHTS.......................................................    7
INVESTMENT OBJECTIVES AND PORTFOLIOS.......................................   10
DESCRIPTION OF INVESTMENTS.................................................   12
OTHER INVESTMENT PRACTICES, POLICIES AND RESTRICTIONS......................   20
REPORTS TO UNITHOLDERS.....................................................   24
PURCHASE OF UNITS..........................................................   24
REDEMPTION OF UNITS........................................................   25
EXCHANGE PRIVILEGE.........................................................   27
INCOME.....................................................................   27
NET ASSET VALUE............................................................   28
TAXES......................................................................   29
MANAGEMENT.................................................................   30
PERFORMANCE AND YIELD INFORMATION..........................................   33
ADDITIONAL INFORMATION.....................................................   34

                                  HIGHLIGHTS

INTRODUCTION

  The Fund is an open-end, diversified, management investment company (commonly known as a "mutual fund") offered solely to state and federally chartered credit unions and credit union service organizations. Units of each of the Fund's Portfolios are designed to qualify as eligible investments for Federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration ("NCUA") Rules and Regulations and NCUA Letter Number 155. The Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of the Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder. Units of the Portfolios, however, may or may not qualify as eligible investments for particular state chartered credit unions and credit union service organizations. The Fund encourages each state chartered credit union and credit union service organization to consult qualified legal counsel concerning whether the Portfolios are permissible investments under the laws applicable to it.

INVESTMENT OBJECTIVES AND PORTFOLIOS                        Pages 10 through 12

  The Fund seeks to achieve a high level of income to the extent consistent with the investment objectives of the Portfolios offered in this Prospectus.

    Money Market Portfolio--seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality money market instruments authorized under the Federal Credit Union Act. The Money Market Portfolio invests exclusively in (a) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies, instrumentalities or sponsored enterprises, (b) U.S. dollar denominated obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (including obligations issued by foreign branches of such banks) but only to the extent permitted under the Federal Credit Union Act and the rules and regulations promulgated thereunder, (c) repurchase agreements pertaining thereto and (d) federal funds.

    Government Securities Portfolio--seeks to achieve a high level of current income, consistent with low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act with a maximum duration equal to that of a two-year U.S. Treasury security and a target duration to be no shorter than that of a 6-month U.S. Treasury security and no longer than that of a 1-year U.S. Treasury security. The Government Securities Portfolio invests exclusively in (a) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies, instrumentalities or sponsored enterprises, (b) repurchase agreements pertaining thereto and (c) short-term obligations that are permitted investments for the Money Market Portfolio. Under normal market and interest rate conditions, at least 65% of the total assets of the Government Securities Portfolio will consist of adjustable rate mortgage-backed obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises. While there will be fluctuations in the net asset value of the Government Securities Portfolio, the Portfolio is expected to have less interest rate risk and asset value fluctuation than funds investing primarily in longer-term mortgage-backed securities paying a fixed rate of interest.

    Mortgage Securities Portfolio--seeks to achieve a high level of current income, consistent with relatively low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act with a maximum duration not to exceed that of a 3-year U.S. Treasury security and a target duration equal to that of a 2-year U.S. Treasury security. Under normal circumstances, the Mortgage Securities Portfolio will invest primarily (and at least 65% of its assets) in privately-issued mortgage-related securities rated, at the time of purchase, in one of the two highest rating categories by an NRSRO and in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises. These securities will include both adjustable rate and fixed rate mortgage pass-through securities, collateralized mortgage obligations and other multiclass mortgage-related securities (collectively, "CMOs") as well as other securities that are collateralized by or represent direct or indirect interests in mortgage-related securities or mortgage loans. The Mortgage Securities Portfolio may also invest in (a) other securities issued or guaranteed as to principal and interest by the U.S. Government or by agencies, instrumentalities or sponsored enterprises thereof, (b) repurchase agreements pertaining thereto and (c) short-term obligations that are permitted investments for the Money Market Portfolio. The Mortgage Securities Portfolio seeks to provide investors with a higher level of current income than they could receive from a money market fund, and although the Portfolio's net asset value will fluctuate more than that of a portfolio of money market securities, it will attempt, through the purchase of securities with short or negative durations, to limit the effect of interest rate fluctuations on the Portfolio's net asset value. See "Risk Factors."

  Each Portfolio is represented by a separate series of units of beneficial interest and investors may elect to invest in any or all three Portfolios.

PURCHASE OF UNITS                                               Pages 24 and 25

  Purchases of units of any Portfolio may be made only by Federal Reserve wire. There is no minimum for initial or subsequent investments nor are minimum balances required.

  Orders for Money Market Portfolio units received before 2:30 p.m., New York time on a Business Day (as such term is defined under "Additional Information") earn same day income if federal funds are received that day. Orders for Government Securities Portfolio and Mortgage Securities Portfolio units received before 4:00 p.m., New York time, on a Business Day earn income commencing the next Business Day provided that federal funds have been received by the next Business Day.

REDEMPTION OF UNITS                                         Pages 25 through 27

  Redemptions of units of the Portfolios may be made at the net asset value next determined after the request therefor has been received by the Fund. Redemption requests with respect to Money Market Portfolio units so received before 2:30 p.m., New York time on a Business Day normally provide same day federal funds at the unitholder's designated account. Redemption requests with respect to Government Securities Portfolio and Mortgage Securities Portfolio units so received before 4:00 p.m., New York time, normally provide federal funds on the next Business Day at the unitholder's designated account.

INCOME AND CAPITAL GAINS DISTRIBUTION POLICY                    Pages 27 and 28

  Dividends from net investment income are declared daily and paid monthly by each Portfolio of the Fund. The Fund intends that net realized capital gains, if any, after offset by any available capital loss carryforwards from prior years of each Portfolio will be declared at least annually as a dividend. In the case of the Money Market Portfolio, net short-term capital gains, if any, may be reflected in daily dividend declarations. In the case of the Government Securities Portfolio and the Mortgage Securities Portfolio, over the course of the fiscal year, dividends accrued and paid will constitute all or substantially all of the Portfolio's net investment income. In addition, from time to time in order to enhance stability of principal and to stabilize the monthly rate of distributions to unitholders, a portion of such dividends may constitute a return of capital. Unitholders of each Portfolio will receive dividends in additional units of that Portfolio or may elect to receive cash.

NET ASSET VALUE                                                 Pages 28 and 29

  The net asset value per unit of each Portfolio is determined by dividing the excess of the value of all securities and other assets over liabilities by the number of units outstanding. The Money Market Portfolio is valued on the basis of amortized cost, and will normally maintain a net asset value per unit of $1.00; however, there can be no assurance that the Money Market Portfolio will be able at all times to maintain a net asset value per unit of $1.00. The net asset value per unit of the Government Securities Portfolio and the Mortgage Securities Portfolio will fluctuate as the value of each Portfolio's assets changes in response to changing market rates of interest, principal prepayments and other factors.

INVESTMENT ADVISER                                              Pages 30 and 31

  Goldman, Sachs & Co., one of the largest international investment banking and brokerage firms in the United States, serves as the Fund's investment adviser and also provides certain administrative services. Goldman, Sachs & Co. provides its advisory services through Goldman Sachs Asset Management ("GSAM"), a separate operating division.

ADMINISTRATOR                                                           Page 32

  Callahan Credit Union Financial Services Limited Partnership ("CUFSLP"), a Delaware limited partnership in which 38 major credit unions are limited partners, acts as the administrator of the Fund. In this capacity, CUFSLP periodically reviews the performance of the investment adviser, the transfer agent, the distributors and the custodian of the Fund and provides other administrative services to the Fund.

DISTRIBUTORS                                                    Pages 32 and 33

  Callahan Financial Services, Inc. ("CFS"), the general partner of CUFSLP, and Goldman, Sachs & Co. serve as co-distributors of units in each of the Fund's Portfolios.

RISK FACTORS

  Investments made by the Money Market Portfolio, the Government Securities Portfolio and the Mortgage Securities Portfolio entail certain risks. These include the possible failure of an obligor or counter-party (parties to whom a Portfolio has credit or performance exposure) to meet its commitments, adverse interest rate changes, adverse economic, real estate or unemployment trends, possible failure in the processing of transactions, risks associated with investments in foreign branches of U.S. banks, and the effects of prepayments on mortgage-related or other debt instruments. Mortgage-related securities, in particular, typically have frequent interest and principal payments, and are subject to principal prepayments. As a result, mortgage-related securities may be less effective than other types of debt securities as a means of "locking in" interest rates. Moreover, the rate of principal prepayments will frequently accelerate during periods of declining interest rates. As a result, when a Portfolio reinvests amounts representing scheduled and unscheduled payments of principal, it may receive a lower rate of interest.

  Each Portfolio's investments are interest rate sensitive. The Portfolios' performance will, therefore, depend in large part upon the ability of the investment adviser to respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns, while attempting to minimize the associated risks to investment capital. Operating results will also depend upon the availability of opportunities for the investment of the Portfolio's assets, including purchases and sales of suitable securities. The market value of securities held by the Portfolios, including mortgage-related securities, will generally decline during periods of increasing interest rates, and increase during periods of declining interest rates (although many mortgage-related securities will have less potential for capital appreciation during periods of declining rates than other debt securities).

  In the case of the Mortgage Securities Portfolio, privately-issued mortgage-related securities typically are not guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, but such securities generally are structured with one or more types of credit enhancement such as guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. In addition, concentration in pools of mortgage-related securities sponsored by the same sponsor or serviced by the same servicer may involve certain risks. Servicers of mortgage-related pools collect payments on the underlying mortgage assets for pass-through to the pool on a periodic basis. Upon insolvency of the servicer, the pool may be at risk with respect to collections received by the servicer but not yet delivered to the pool.

  Some mortgage-related securities acquired by the Portfolios will be issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises; however, under certain interest rate and prepayment scenarios a Portfolio may nevertheless fail to recoup fully its investment in certain of these securities. In addition, certain securities held by a Portfolio may not be readily marketable and, therefore, may be illiquid. The yields on a class of stripped mortgage-backed securities that receives all or most of the interest (i.e., IO's) are generally higher than the prevailing market yields on other mortgage-related securities because they are extremely sensitive to the rate of principal payments, including prepayments. Prepayments can result in a Portfolio's failure to recoup its initial investment even though the stripped mortgage-backed securities are issued or guaranteed by the U.S. Government. Each Portfolio may engage in various investment practices that involve special risks, such as repurchase agreements and (with respect to the Government Securities Portfolio and the Mortgage Securities Portfolio) mortgage dollar rolls. As indicated, one or more of the Fund's Portfolio's may, to the extent consistent with the Rules and Regulations of the National Credit Union Administration, invest in stripped mortgage-backed securities, zero coupon bonds, collateralized mortgage obligations and other multi-class mortgage-related securities which present certain risks. See "Description of Investments" and "Other Investment Practices, Policies and Restrictions" for further information.

  The involvement of Goldman, Sachs & Co., and its affiliates, partners and officers, in the investment activities and business operations of the Fund may present certain potential conflicts-of-interest, as described under "Management--Investment Adviser and Transfer Agent."

                               FEES AND EXPENSES

  The following table illustrates all expenses and fees that unitholders of the Fund incur.

                        UNITHOLDER TRANSACTION EXPENSES

      Sales Load Imposed on Purchases...................................... None
      Sales Load Imposed on Reinvested Dividends........................... None
      Redemption Fees...................................................... None
      Exchange Fees........................................................ None

                      ANNUAL PORTFOLIO OPERATING EXPENSES
  (as a percentage of average daily net assets after fee waivers and expense limitations)

                                                          GOVERNMENT  MORTGAGE
                                             MONEY MARKET SECURITIES SECURITIES
                                              PORTFOLIO   PORTFOLIO  PORTFOLIO
                                             ------------ ---------- ----------
Investment Advisory Fee (after fee waiv-
 ers)......................................      .11%        .20%       .20%
Administration Fee (after fee waivers).....      .05         .10        .05
Other Expenses (after expense limitations).      .04         .04        .05
                                                 ---         ---        ---
    Total Portfolio Operating Expenses (af-
     ter fee waivers and expense limita-
     tions)................................      .20%        .34%       .30%
                                                 ===         ===        ===

  The purpose of this table is to assist the investor in understanding the various expenses that an investor in the Fund will bear directly or indirectly. The information is based on estimated expenses that the Portfolios expect to incur during the current fiscal year. During the last fiscal year, the Money Market Portfolio, Government Securities Portfolio and Mortgage Securities Portfolio incurred the following expenses (expressed as a percentage of average net assets after fee waivers and expense limitations): investment advisory fees of .11%, .20% and .18%; administration fees of .05%,
 .10% and .05%; and other expenses of .03%, .05% and .05%, for total operating expenses of .19%, .35% and .28%, respectively. Had there been no fee waivers and expense limitations, the fees and expenses for the Money Market Portfolio and Mortgage Securities Portfolio for the last fiscal year would have been (expressed as a percentage of average net assets): investment advisory fees of
 .18% and .20%; administration fees of .10% and .05%; and other expenses of .03% and .05%, for total operating expenses of .31% and .30%, respectively.

  Management fees for the Money Market Portfolio currently consist of an investment advisory fee to Goldman, Sachs & Co. payable monthly at annual rates equal to .20% of the first $300 million and

 .15% over $300 million of the average daily net assets of such Portfolio and an administration fee to CUFSLP payable monthly at an annual rate equal to
 .10% of the average daily net assets of such Portfolio. Goldman, Sachs & Co. has voluntarily agreed to limit its advisory fee to .12% of the first $250 million, .10% of the next $250 million, .09% of the next $250 million and .08% over $750 million of the average daily net assets of such Portfolio and CUFSLP has voluntarily agreed to limit its administration fee to .05% of the first $500 million, .04% of the next $250 million and .03% over $750 million of the average daily net assets of such Portfolio. Goldman, Sachs & Co. and CUFSLP have no current intention to, but may in the future, discontinue or modify any of such limitations at their discretion. In addition, CUFSLP will limit all expenses (excluding interest, taxes, brokerage and extraordinary expenses) of the Money Market Portfolio to the extent the total annualized operating expenses exceed 0.20% of its average daily net assets.

  Management fees for the Government Securities Portfolio consist of an investment advisory fee to Goldman, Sachs & Co. and an administration fee to CUFSLP payable monthly at annual rates equal to .20% and .10%, respectively, of the average daily net assets of such Portfolio. The Government Securities Portfolio bears the fees of Goldman, Sachs & Co. and CUFSLP referred to above as well as other expenses incurred in its operations. CUFSLP and Goldman, Sachs & Co. have each voluntarily agreed to limit the other ordinary operating expenses (excluding advisory fees, administration fees, interest, taxes, brokerage and extraordinary expenses) of the Government Securities Portfolio such that CUFSLP will reimburse expenses that exceed .05% up to .10% of the Portfolio's average net assets, and Goldman, Sachs & Co. will reimburse expenses that exceed .10% up to .15% of the Portfolio's average net assets.

  Management fees for the Mortgage Securities Portfolio consist of an investment advisory fee to Goldman, Sachs & Co. and an administration fee to CUFSLP payable monthly at annual rates equal to .20% and .05%, respectively, of the average daily net assets of the Portfolio. The Mortgage Securities Portfolio bears the fees of Goldman, Sachs & Co. and CUFSLP referred to above as well as other expenses incurred in its operations. For the period August 1, 1995 through January 31, 1996, Goldman, Sachs & Co. voluntarily agreed to limit its advisory fee to .15% of the Portfolio's average daily net assets.

  The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods based on the information presented above and assuming (a) a 5% annual rate of return and (b) redemption at the end of each time period.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
      Money Market Portfolio....................   $2     $ 6     $11     $26
      Government Securities Portfolio...........   $3     $11     $19     $43
      Mortgage Securities Portfolio.............   $3     $10     $17     $38

  This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or lesser than those shown in the Table.

                             FINANCIAL HIGHLIGHTS

  The following information with respect to a unit of the Money Market Portfolio, Government Securities Portfolio and the Mortgage Securities Portfolio outstanding during the periods indicated has been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report, incorporated by reference into the Additional Statement, from the Fund's annual report to unitholders for the fiscal year ended August 31, 1996 (the "Annual Report"), and should be read in conjunction with the financial statements and related notes appearing in the Annual Report. This Annual Report also contains other performance information and is available upon request and without charge by writing to either of the addresses on the inside cover of this Prospectus.

                            TRUST FOR CREDIT UNIONS

                            MONEY MARKET PORTFOLIO
                             FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                  INCOME FROM                DISTRIBUTIONS TO
                             INVESTMENT OPERATIONS              UNITHOLDERS
                           ------------------------- ---------------------------------
                                                                                                                        RATIO OF
                    NET                                                                   NET                RATIO OF     NET
                   ASSET                   NET                  IN EXCESS   FROM NET     ASSET                 NET     INVESTMENT
                 VALUE AT     NET        REALIZED     FROM NET    OF NET    REALIZED     VALUE               EXPENSES  INCOME TO
                 BEGINNING INVESTMENT    GAIN ON     INVESTMENT INVESTMENT   GAIN ON   AT END OF   TOTAL    TO AVERAGE  AVERAGE
                 OF PERIOD   INCOME   INVESTMENTS(a)   INCOME     INCOME   INVESTMENTS  PERIOD   RETURN(b)  NET ASSETS NET ASSETS
                 --------- ---------- -------------- ---------- ---------- ----------- --------- ---------  ---------- ----------
Year ended:
8/31/96.........   $1.00    $0.0539      $   --       $(0.0539)  $    --    $    --      $1.00     5.51%       0.19%      5.37%
8/31/95.........    1.00     0.0555          --        (0.0553)       --         --       1.00     5.56        0.20       5.55
8/31/94.........    1.00     0.0329       0.0002       (0.0342)   (0.0001)   (0.0002)     1.00     3.50        0.25       3.29
8/31/93.........    1.00     0.0305       0.0004       (0.0305)       --     (0.0005)     1.00     3.14        0.25       3.05
8/31/92.........    1.00     0.0416       0.0008       (0.0416)       --     (0.0007)     1.00     4.39        0.25       4.16
8/31/91.........    1.00     0.0641          --        (0.0641)       --         --       1.00     6.93        0.25       6.41
8/31/90.........    1.00     0.0824          --        (0.0824)       --         --       1.00     8.58        0.25       8.24
8/31/89.........    1.00     0.0899          --        (0.0899)       --         --       1.00     9.28        0.25       8.99
5/17/88(c) to
8/31/88.........    1.00     0.0214          --        (0.0214)       --         --       1.00     7.40(d)     0.25(d)    7.27(d)
                             RATIO INFORMATION
                             ASSUMING NO WAIVER
                             OF FEES OR EXPENSE
                               REIMBURSEMENTS
                           ----------------------
                                        RATIO OF
                    NET                   NET
                  ASSETS    RATIO OF   INVESTMENT
                 AT END OF EXPENSES TO   INCOME
                  PERIOD   AVERAGE NET TO AVERAGE
                  (000'S)    ASSETS    NET ASSETS
                 --------- ----------- ----------
Year ended:
8/31/96......... $426,710     0.31%       5.25%
8/31/95.........  382,096     0.33        5.42
8/31/94.........  216,989     0.34        3.20
8/31/93.........  616,229     0.33        2.97
8/31/92.........  864,924     0.29        4.12
8/31/91.........  654,977     0.25        6.41
8/31/90.........  258,304     0.25        8.24
8/31/89.........  167,331     0.25        8.99
5/17/88(c) to
8/31/88.........  106,739     0.25(d)     7.27(d)

----
(a) Includes the balancing effect of calculating per share amounts.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Commencement of operations.
(d) Annualized.

                            TRUST FOR CREDIT UNIONS

                        GOVERNMENT SECURITIES PORTFOLIO
                             FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                             INCOME FROM
                             INVESTMENT      DISTRIBUTIONS TO
                             OPERATIONS         UNITHOLDERS
                          -----------------  ------------------
                                                                                              RATIO OF
                                     NET                                                        NET
                                  REALIZED                                                    INVEST-
                   NET               AND                  IN      NET                           MENT
                  ASSET            UNREAL-     FROM     EXCESS   ASSET              RATIO OF   INCOME                NET
                 VALUE AT   NET   IZED GAIN    NET      OF NET   VALUE                NET        TO                 ASSETS
                  BEGIN-  INVEST- (LOSS) ON  INVEST-   INVEST-     AT               EXPENSES  AVERAGE   PORTFOLIO AT END OF
                 NING OF   MENT    INVEST-     MENT      MENT    END OF   TOTAL    TO AVERAGE   NET     TURN OVER   PERIOD
                  PERIOD  INCOME  MENTS(a)    INCOME    INCOME   PERIOD RETURN(b)  NET ASSETS  ASSETS    RATE(C)   (000'S)
                 -------- ------- ---------  --------  --------  ------ ---------  ---------- --------  --------- ----------
Year ended:
8/31/96.........  $ 9.76  $0.6024 $(0.0055)  $(0.5969) $    --   $ 9.76   6.26%       0.35%     6.16%    149.66%  $  535,702
8/31/95.........    9.78   0.5515  (0.0011)   (0.5582)  (0.0122)   9.76   5.82        0.34      5.65      70.58      529,659
8/31/94.........    9.97   0.4286  (0.1974)   (0.4212)      --     9.78   2.33        0.35      4.25      42.27      594,331
8/31/93.........   10.03   0.4641  (0.0599)   (0.4630)  (0.0012)   9.97   4.06        0.34      4.58      67.38    1,122,484
8/31/92.........   10.00   0.5588   0.0311    (0.5594)      --    10.03   6.68        0.36      5.91     195.53    1,153,410
7/10/91(d) to
8/31/91.........   10.00   0.0873  (0.0016)   (0.0857)      --    10.00   7.02(e)     0.48(e)   7.16(e)    3.56       94,139
                   RATIO INFORMATION
                   ASSUMING NO WAIVER
                   OF FEES OR EXPENSE
                     REIMBURSEMENTS
                 ----------------------
                              RATIO OF
                                NET
                  RATIO OF   INVESTMENT
                 EXPENSES TO   INCOME
                 AVERAGE NET TO AVERAGE
                   ASSETS    NET ASSETS
                 ----------- ----------
Year ended:
8/31/96.........    0.35%       6.16%
8/31/95.........    0.34        5.65
8/31/94.........    0.37        4.23
8/31/93.........    0.47        4.45
8/31/92.........    0.59        5.68
7/10/91(d) to
8/31/91.........    0.73(e)     6.91(e)

----
(a) Includes balancing effect of calculating per share amounts.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Includes the effect of mortgage dollar roll transactions.
(d) Commencement of operations.
(e) Annualized.

                            TRUST FOR CREDIT UNIONS

                         MORTGAGE SECURITIES PORTFOLIO
                             FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                             INCOME FROM
                             INVESTMENT
                             OPERATIONS         DISTRIBUTIONS TO UNITHOLDERS
                          -----------------  -------------------------------------
                                                                                                                RATIO OF
                                     NET                                                                          NET
                                  REALIZED                      IN EXCESS                                       INVEST-
                   NET               AND                 IN      OF NET              NET                          MENT
                  ASSET            UNREAL-     FROM    EXCESS     REAL-             ASSET             RATIO OF   INCOME    PORT-
                 VALUE AT   NET   IZED GAIN    NET     OF NET     IZED              VALUE               NET        TO      FOLIO
                  BEGIN-  INVEST- (LOSS) ON  INVEST-   INVEST-   GAIN ON    FROM      AT              EXPENSES  AVERAGE    TURN-
                 NING OF   MENT    INVEST-     MENT     MENT     INVEST-   PAID-IN  END OF   TOTAL   TO AVERAGE   NET      OVER
                  PERIOD  INCOME  MENTS(a)    INCOME   INCOME     MENTS    CAPITAL  PERIOD RETURN(b) NET ASSETS  ASSETS   RATE(c)
                 -------- ------- ---------  --------  -------  ---------  -------  ------ --------- ---------- --------  -------
Year ended:
8/31/96.........  $ 9.74  $0.6604 $(0.1195)  $(0.6309) $   --   $    --    $   --    $9.65   5.67%      0.28%     6.64%   163.42%
8/31/95.........    9.62   0.6075   0.1539    (0.6075) (0.0175)      --    (0.0164)   9.74   8.20       0.26      6.36    130.98
8/31/94.........   10.13   0.5533  (0.4530)   (0.5719) (0.0340)  (0.0044)      --     9.62   1.00       0.28      5.66    188.58
10/9/92(d)
to 8/31/93......   10.00   0.4895   0.1144    (0.4702)     --        --        --    10.13   6.27       0.33(e)   5.64(e) 146.24
                            RATIO INFORMATION
                            ASSUMING NO WAIVER
                            OF FEES OR EXPENSE
                              REIMBURSEMENTS
                          ----------------------
                   NET                 RATIO OF
                  ASSETS                 NET
                  AT END   RATIO OF   INVESTMENT
                    OF    EXPENSES TO   INCOME
                  PERIOD  AVERAGE NET TO AVERAGE
                 (000'S)    ASSETS    NET ASSETS
                 -------- ----------- ----------
Year ended:
8/31/96......... $332,546    0.30%       6.62%
8/31/95.........  264,409    0.32        6.30
8/31/94.........  283,886    0.29        5.65
10/9/92(d)
to 8/31/93......  213,510    0.38(e)     5.59(e)

----
(a) Includes balancing effect of calculating per share amounts.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Includes the effect of mortgage dollar roll transactions.
(d) Commencement of operations.
(e) Annualized.

                     INVESTMENT OBJECTIVES AND PORTFOLIOS

INTRODUCTION

  The Fund is an open-end, diversified, management investment company (commonly known as a "mutual fund") organized on September 24, 1987 as a Massachusetts business trust. The Fund seeks to achieve a high level of income to the extent consistent with the investment objectives of its investment portfolios. The Fund presently maintains five investment portfolios--the Money Market Portfolio, the Government Securities Portfolio, the Mortgage Securities Portfolio, the Target Maturity Portfolio (Feb 97) and the Target Maturity Portfolio (May 97). This Prospectus relates to the offering of units of the Fund's Money Market Portfolio, Government Securities Portfolio and Mortgage Securities Portfolio (individually, a "Portfolio" and collectively, the "Portfolios").

  The Fund is offered solely to state and federally chartered credit unions and credit union service organizations. Units of each of the Fund's Portfolios are designed to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration ("NCUA") Rules and Regulations and NCUA Letter Number 155. The Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of the Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder.

  Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act set forth those securities, deposits and other obligations in which federally chartered credit unions may invest. Included are mortgage-related securities, securities issued or fully guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, accounts in specified federally insured financial institutions and other specified investments.

  The Fund's investments consist exclusively of assets intended to qualify as eligible investments if owned directly by a federally chartered credit union. Units of the Fund, however, may or may not qualify as eligible investments for particular state chartered credit unions and credit union service organizations. The Fund encourages each state chartered credit union and credit union service organization to consult qualified legal counsel concerning whether the Fund's units are permissible investments under the laws applicable to it.

MONEY MARKET PORTFOLIO

  The Money Market Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality money market instruments authorized under the Federal Credit Union Act.

  The Money Market Portfolio invests exclusively in:

    --securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies, instrumentalities or sponsored enterprises;

    --U.S. dollar denominated obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (including obligations issued by foreign branches of such banks) but only to the extent permitted under the Federal Credit Union Act and the rules and regulations promulgated thereunder;

    --repurchase agreements pertaining thereto; and

    --federal funds.

  The Money Market Portfolio is managed so that the average maturity of all instruments in the Portfolio (on a dollar-weighted basis) will not exceed ninety days. In no event will the Money Market Portfolio purchase any securities which are deemed to mature more than thirteen months from the date of purchase.

  Pursuant to an SEC order, the Money Market Portfolio, may enter into principal transactions in certain taxable money market instruments, including repurchase agreements, with Goldman, Sachs & Co.

  Investments by the Money Market Portfolio must present minimal credit risk and be rated within the highest rating category for short-term debt obligations by at least two nationally recognized statistical rating organizations ("NRSROs") assigning a rating to the security or issuer, or if only one NRSRO has assigned a rating, by that NRSRO. Unrated securities will be determined to be of comparable quality by GSAM. The Money Market Portfolio may only purchase "First Tier Securities" as defined herein. First Tier Securities are securities which are rated (or that have been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such securities) in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO. Securities which are unrated may be purchased only if they are deemed to be of comparable quality to First Tier rated securities. NRSROs include Standard & Poor's Ratings Group, Moody's Investors Service, Inc., Fitch Investors Services, Inc., Duff and Phelps, Inc., IBCA Limited and its affiliate IBCA Inc. and Thomson BankWatch, Inc. For a description of each NRSRO's rating categories, see the Additional Statement.

GOVERNMENT SECURITIES PORTFOLIO

  The Government Securities Portfolio seeks to achieve a high level of current income, consistent with low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act.

  The Government Securities Portfolio invests exclusively in:

    --securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies, instrumentalities or sponsored enterprises;

    --repurchase agreements pertaining thereto; and

    --short-term obligations that are permitted investments for the Money
       Market Portfolio.

  Under normal market and interest rate conditions, at least 65% of the total assets of the Government Securities Portfolio will consist of adjustable rate mortgage-related securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises. The Government Securities Portfolio intends to maintain a maximum duration equal to that of a two-year U.S. Treasury security and a target duration to be no shorter than that of a 6-month U.S. Treasury security and no longer than that of a 1-year U.S. Treasury security (computed using the method described herein). Duration measures the price sensitivity of the Portfolio including expected cash flows and mortgage prepayments under a wide range of interest rate scenarios.

MORTGAGE SECURITIES PORTFOLIO

  The Mortgage Securities Portfolio seeks to achieve a high level of current income, consistent with relatively low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act.

  The Mortgage Securities Portfolio invests exclusively in:

  --privately-issued mortgage-related securities, rated at the time of purchase, in one of the two highest rating categories by an NRSRO and in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises;

  --other securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies, instrumentalities or sponsored enterprises;

  --repurchase agreements pertaining thereto; and

  --short-term obligations that are permitted investments for the Money
   Market Portfolio.

  Under normal circumstances, the Mortgage Securities Portfolio will invest primarily in mortgage-related securities. The Portfolio's maximum duration will not exceed that of a 3-year U.S. Treasury security and its target duration will be equal to that of a 2-year U.S. Treasury security.

                               ----------------

  The investment objective of each Portfolio (which is set forth in the first sentence under each Portfolio) may not be changed without the approval of the holders of a majority of the outstanding units of that Portfolio, as described under "Additional Information." There can be no assurance that the objective of each Portfolio will be realized. In seeking its objective, a Portfolio may not always purchase securities offering the highest yield.

                          DESCRIPTION OF INVESTMENTS

MORTGAGE-RELATED SECURITIES

  Mortgage-related securities are securities that directly or indirectly represent participations in, or are collateralized by and payable from payments on, mortgage loans secured by real property. These securities include both adjustable rate and fixed rate mortgage pass-through securities, collateralized mortgage obligations and other multiclass mortgage-related securities as well as other securities that are collateralized by or represent direct or indirect interests in mortgage-related securities or mortgage loans. The issuers of certain mortgage-related securities may elect to have the pool of mortgage loans (or indirect interests in mortgage loans) underlying the securities treated as a real estate mortgage investment conduit ("REMIC"), which is subject to special federal income tax rules. A description of the types of mortgage-related securities in which the Government Securities Portfolio and the Mortgage Securities Portfolio may invest is provided below. The descriptions are general and summary in nature, and do not detail every possible variation of the types of mortgage-related securities that are permissible for the Portfolios.

  1. INVESTMENT CHARACTERISTICS OF MORTGAGE-RELATED SECURITIES

  In general, changes in both prepayment rates on mortgage-related securities and interest rates and the volume of transactions in units of the Government Securities Portfolio and the Mortgage Securities Portfolio will affect each Portfolio's return. A predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on outstanding mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). In general, if mortgage loan interest rates fall sufficiently below the interest rates on fixed rate mortgage loans underlying mortgage-related securities, the rate of prepayment would be expected to increase. Prepayments of adjustable rate mortgage loans may also increase in a declining interest rate environment as borrowers seek to "lock-in" low rates. Conversely, if mortgage loan interest rates rise above the interest rates on outstanding mortgage loans, the rate of prepayment may be expected to decrease. Due to these factors, mortgage-related securities may be less effective than U.S. Treasury securities of similar maturity at maintaining yields during periods of declining interest rates, since the mortgage payments will normally be reinvested in instruments with lower yields reflecting prevailing market conditions.

  Because the Portfolios' investments are interest rate sensitive, each Portfolio's performance will depend in large part upon the ability of the Portfolio to anticipate and respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns to the Portfolio, while attempting to minimize the associated risks to its investment capital. Prepayments may have a disproportionate effect on certain mortgage-related securities such as stripped mortgage-backed and certain other multiple class pass-through securities, which are discussed below.

  Generally, to the extent mortgage-related securities are purchased at a premium, a faster than anticipated rate of unscheduled principal prepayments will result in a lower than anticipated yield. On the other hand, if the securities are purchased at a discount, a faster than anticipated rate of unscheduled prepayment of principal will result in a higher than anticipated yield.

  2. PRIVATE MORTGAGE PASS-THROUGH SECURITIES

  The Mortgage Securities Portfolio may invest in privately-issued mortgage pass-through securities ("Mortgage Pass-Throughs") which represent interests in pools of mortgage loans that are issued by trusts formed by originators of and institutional investors in mortgage loans (or represent interests in custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, mortgage bankers, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For federal income tax purposes, such trusts are generally treated as grantor trusts or REMICs and, in either case, are generally not subject to any significant amount of federal income tax at the entity level.

  The mortgage pools underlying Mortgage Pass-Throughs consist of private mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential, residential multi-family and mixed residential/commercial properties. Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs which in turn will ultimately evidence interests in mortgage loans.

  Mortgage Pass-Throughs generally offer a higher yield than Government Mortgage-Related Securities (as defined below) because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. The insurance and guarantees are issued by government entities, private insurers, banks and mortgage poolers. Mortgage-related securities without insurance or guarantees may be purchased by the Mortgage Securities Portfolio if they have the required rating from an NRSRO. Although the market for such securities is becoming increasingly liquid, some mortgage-related securities issued by private organizations may not be readily marketable. Types of credit support are discussed further in the Additional Statement.

  3. GOVERNMENT MORTGAGE-RELATED SECURITIES

  The Fund's Portfolios may invest in mortgage-related securities issued or guaranteed by the U.S. Government and its agencies, instrumentalities or sponsored enterprises ("Government Mortgage-Related Securities"). These securities include Government National Mortgage Association ("GNMA") mortgage-backed certificates ("GNMA Certificates"), which are mortgage-backed securities of the modified pass-through type where both interest and principal payments (including prepayments) are passed through monthly to the holder of the certificate whether or not they are paid by the underlying mortgagor. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on these GNMA Certificates. Each GNMA Certificate evidences an interest in a specific pool of mortgage loans (frequently one-to-four family residential loans) insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration.

  Government Mortgage-Related Securities also include securities issued by the Federal National Mortgage Association ("FNMA") and by the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA, a federally chartered and stockholder-owned corporation, issues pass-through securities which are guaranteed as to timely payment of principal and interest by FNMA. FHLMC, also a federally chartered corporation, issues pass-through securities which are guaranteed as to timely payment of interest and ultimate collection of principal by FHLMC. Securities issued or guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States.

  The Government Securities Portfolio and Mortgage Securities Portfolio may purchase "stripped" securities issued or guaranteed by U.S. Government agencies or instrumentalities that evidence ownership in the future interest payments or the future principal payments on Government Mortgage-Related Securities. Stripped mortgage-backed securities ("SMBS") are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Government Mortgage-Related Securities. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience different than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investment in these securities. Although the market for such securities is increasingly liquid, Goldman, Sachs & Co., in accordance with guidelines and standards adopted by the Board of Trustees, may determine that certain interest-only and principal-only fixed mortgage-backed securities issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises are not readily marketable. If so, these securities will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other Government Mortgaged-Related Securities because they are extremely sensitive to the rate of principal payments, including prepayments. Prepayments can result in a Portfolio's failure to recoup its initial investment even though the SMBS are issued or guaranteed by the U.S. Government. Consistent with the Rules and Regulations of the National Credit Union Administration, the Government Securities Portfolio and the Mortgage Securities Portfolio will purchase SMBS solely to reduce the interest rate risk of their holdings (although this policy will not reduce the risk of loss on the SMBS themselves that are held by the Portfolios) and will not purchase SMBS issued by private issuers.

  4. MULTICLASS MORTGAGE SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS

  Mortgage-related securities acquired by the Portfolios may include collateralized mortgage obligations and other multiclass mortgage-related securities (collectively, "CMOs") issued by FNMA, FHLMC or other U.S. Government agencies, instrumentalities or sponsored enterprises, as well as by private issuers in the case of the Mortgage Securities Portfolio. CMOs provide an investor with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-related securities. Issuers of CMOs frequently elect to be taxed as REMICs. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are "parallel pay," i.e. payments of principal are made to two or more classes concurrently. In accordance with the Rules and Regulations of the National Credit Union Administration, unless the purchase is made solely to reduce interest rate risk or the instrument is a floating or adjustable rate CMO class described below, the Fund will not invest in any CMO class that meets any of the following three tests using prevailing market-interest rates and prepayment speeds: (1) the CMO class has an expected average life greater than 10 years; (2) the average life of the CMO class extends by more than 4 years assuming an immediate and sustained parallel shift in the yield curve of 300 basis points, or shortens by more than 6 years assuming an immediate and sustained parallel shift in the yield curve of minus 300 basis points; or (3) the estimated change in the price of the CMO class is more than 17% due to an immediate and sustained parallel shift in the yield curve of plus or minus 300 basis points. For these purposes, "average life" means the weighted average time to principal repayment, with the amount of the principal paydowns (both scheduled and unscheduled) as the weights. The expected average life and average life sensitivity tests described above do not apply to a floating or adjustable rate CMO class, irrespective of whether it has been purchased to reduce interest rate risk, if (a) the interest rate is reset at least annually, (b) the interest rate is below the contractual cap of the CMO class at the time of purchase or a subsequent testing date, (c) the index upon which the interest rate is based is a widely-used market interest rate index such as the London Interbank Offered Rate (LIBOR) and (d) the interest rate of the instrument varies directly (not inversely) with the index upon which it is based and is not reset as a multiple of the change in the index. If an instrument is a floating or adjustable rate CMO class which passes the requirements described in (a) through (d) above, the Portfolio will nevertheless not invest in any such floating or adjustable rate CMO class that using prevailing market-interest rates and prepayment speeds meets the price sensitivity test listed above, unless the security is purchased to reduce interest rate risk. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations. Although the market for CMOs is generally liquid, Goldman Sachs & Co. may determine that certain CMOs are not readily marketable. If so, these CMOs will be considered illiquid for purposes of the Fund's limitations on investments in illiquid securities. CMOs are discussed further in the Additional Statement under "Adjustable and Fixed Rate Mortgage Loans and Mortgage-Related Securities."

OTHER GOVERNMENT SECURITIES

  Each Portfolio may acquire other securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies, instrumentalities or sponsored enterprises ("Government Securities"). These securities, in general, include a variety of U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as GNMA participation certificates), (b) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the authority of the U.S. Government to purchase certain obligations of the issuer (such as securities of the FNMA), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government, its agencies, instrumentalities or sponsored enterprises as described in clauses (b) or (c) in the future, other than as set forth above, since it is not obligated to do so by law.

  Government Securities are deemed to include (to the extent consistent with the Investment Company Act of 1940) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises. Government Securities are also deemed to include (to the extent consistent with the Investment Company Act of 1940) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. Government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a substantial secondary market, such participations will therefore be regarded as illiquid.

  Each Portfolio may invest in separately traded principal and interest components of securities, including mortgage-related securities, issued or guaranteed by the United States Government, its agencies, instrumentalities or sponsored enterprises. In the case of securities issued or guaranteed by the United States Government, the principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

  Each Portfolio may invest in zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value provided that such bonds do not have maturity dates of more than 10 years from settlement. Each Portfolio will only purchase zero coupon bonds which are Government Securities. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but some also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. Each Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

GOVERNMENT RELATED OBLIGATIONS

  Although they are not considered obligations of the U.S. Government for certain securities law purposes, and therefore do not qualify as U.S. Government Securities, each Portfolio may also acquire securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities or sponsored enterprises in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises.

REPURCHASE AGREEMENTS

  When a Portfolio purchases securities, it may enter into a repurchase agreement with the seller wherein the seller agrees, at the time of sale, to repurchase the securities at a mutually agreed upon time and price. A Portfolio may enter into repurchase agreements with broker-dealers and with banks. Although the securities subject to the repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Portfolio's acquisition of the securities and normally would be within a shorter period of time. The Portfolios generally intend to enter into repurchase agreements which terminate within seven days notice by a Portfolio. Except as provided under "Other Portfolio Management Policies," if a Portfolio were to enter into repurchase agreements which provide for a notice period greater than seven days, the Portfolio would do so only if such investment, together with other illiquid securities, did not exceed 15% (10% in the case of the Money Market Portfolio) of the Portfolio's net assets. The resale price will be in excess of the purchase price, reflecting an agreed-upon market rate effective for the period of time the Portfolio's money will be invested in the securities, and will not be related to the coupon rate of the purchased securities. During the term of the repurchase agreement, Goldman, Sachs & Co. will require the seller to maintain the value of the securities subject to the agreement in an amount that exceeds the repurchase price. In the event the seller of the repurchase agreement enters a bankruptcy or other insolvency proceeding, or in the event of the failure of the seller to repurchase the underlying securities as agreed upon, the Portfolio could, however, experience losses that include (a) possible decline in the value of the underlying securities during the period while the Portfolio seeks to enforce its rights thereto and possible delay in enforcement of those rights, (b) possible loss of all or a part of the income or proceeds of the repurchase, (c) additional expenses to the Portfolio for enforcing those rights and (d) possible delay in the disposition of the underlying securities pending court action or possible loss of rights in such securities. The percentage of each Portfolio's assets invested in repurchase agreements may vary from time to time depending upon Goldman, Sachs & Co.'s evaluation of market trends and other conditions. The Fund will enter into repurchase transactions only with parties that meet creditworthiness standards approved by the Fund's Trustees. Goldman, Sachs & Co. monitors the creditworthiness of such parties under the Trustees' general supervision. In addition, the Fund, together with other registered investment companies having advisory agreements with GSAM or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

SHORT-TERM OBLIGATIONS

  1. BANK OBLIGATIONS

  The Portfolios may invest in United States dollar-denominated obligations issued or guaranteed by United States banks with total assets exceeding $1 billion (including obligations issued by foreign branches of such banks) but only to the extent permitted under the Federal Credit Union Act and the rules and regulations promulgated thereunder. Such obligations will be rated in the highest rating category by an NRSRO or, if unrated, determined to be of comparable quality by Goldman, Sachs & Co. and may include certificates of deposit, bankers' acceptances, bank notes, deposit notes, and other obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

  Obligations of foreign branches of United States banks include fixed time deposits. Fixed time deposits are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits are not payable until maturity, but may permit early withdrawal subject to penalties which vary depending upon market conditions and the remaining maturity of the obligations. Fixed time deposits do not have a market, and those fixed time deposits with maturities over seven days will be regarded as illiquid. However, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

  Bank notes and bankers acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositer per bank.

  Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

  Obligations of foreign branches of United States banks involve investment risks in addition to those of domestic obligations of domestic issuers, including the possibility that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable domestic obligations of domestic issuers, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations, or that there may be difficulties in obtaining or enforcing a judgment against a foreign branch.

  2. FEDERAL FUNDS

  The Portfolios may make unsecured loans of federal funds to United States banks with total assets exceeding $1 billion (including obligations issued by foreign branches of such banks) to the extent permitted by the Federal Credit Union Act and the rules and regulations promulgated thereunder, provided that
(i) the accounts of such banks are insured by the Federal Deposit Insurance Corporation, (ii) the interest received therefrom is at the market rate for federal funds transactions, and (iii) the transaction has a maturity of one or more business days or the Fund is able to require repayment at any time. Except as provided under "Other Portfolio Management Policies," the Fund considers federal funds investments maturing in more than seven days to be illiquid, and therefore will limit such transactions along with all other illiquid investments to 15% (10% in the case of the Money Market Portfolio) of the value of a Portfolio's net assets.

  Federal funds are funds held by a regional Federal Reserve Bank for the account of a bank that is a member of such Federal Reserve Bank (a "Fed Member Bank"). A loan of federal funds is an unsecured loan at a negotiated interest rate for a negotiated time period, generally overnight, of federal funds by one Fed Member Bank to another. Since, pursuant to an exemption, the borrowing Fed Member Bank is not required to maintain reserves on the borrowed federal funds, the interest rate it pays on such loans is generally higher than the rate it pays on other deposits of comparable size and maturity that are subject to reserve requirements. In addition, a "depository institution" or other exempt institution such as the Fund may under Regulation D of the Board of Governors of the Federal Reserve System in effect make loans of federal funds by instructing a correspondent or other willing Fed Member Bank at which it maintains an account to loan federal funds on its behalf. Loans of federal funds are not insured by the Federal Deposit Insurance Corporation.

  In the event the borrower of federal funds enters a bankruptcy or other insolvency proceeding, the Fund could experience delays and incur expense in recovering cash. Further, the possibility exists that in such an instance, the borrowing institution may not be able to repay the loaned funds. Loans of federal funds rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. With regard to the solvency of the borrowing institution, the Fund will limit federal funds lending to those member banks of the Federal Reserve System whose creditworthiness has been reviewed and found by Goldman, Sachs & Co. to be comparable in quality to securities rated high quality by an NRSRO. Creditworthiness is of particular importance given the unsecured nature of federal funds borrowings.

  3. OTHER INVESTMENT COMPANIES

  As a means of maintaining short-term liquidity, the Mortgage Securities Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies. The Portfolio may not invest more the 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. The Portfolio and ultimately its unitholders will indirectly bear a proportionate share of the expenses paid by investment companies in which it invests in addition to the Portfolio's own expenses. Pursuant to an exemptive order obtained from the SEC, other investment companies in which the Portfolio may invest include money market funds which GSAM, Goldman, Sachs & Co. or any of their affiliates serves as investment adviser, administrator or distributor.

             OTHER INVESTMENT PRACTICES, POLICIES AND RESTRICTIONS

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

  Each Portfolio may purchase or sell portfolio securities in when-issued or delayed delivery transactions. In such transactions, instruments are bought or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price to a Portfolio at the time of entering into the transactions. However, the yield on a comparable security available when delivery takes place may vary from the yield on the security at the time that the when-issued or delayed delivery transaction was entered into. When the Fund engages in when-issued and delayed delivery transactions, the Fund relies on the seller or buyer, as the case may be, to consummate the transaction. Failure to consummate the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. In such transactions the payment obligation and the interest rate are fixed on the trade date, although no interest accrues to the purchaser prior to the settlement date. The settlement date for such transactions will take place no more than 120 days after the trade date. Consistent with the requirements of the Investment Company Act of 1940, securities purchased on a when-issued or delayed delivery basis are recorded as an asset (with the purchase price being recorded as a liability) and are subject to changes in value based upon changes in the general level of interest rates. At the time of delivery of the security, the value may be more or less than the transaction price. To the extent that a Portfolio remains substantially fully invested at the same time that it has entered into such transactions, which it would normally expect to do, there will be greater fluctuations in the market value of its net assets than if such Portfolio set aside cash to satisfy its purchase commitment. However, the Portfolio will maintain designated liquid assets at least equal in value to commitments for when-issued or delayed delivery securities, and such assets will be segregated in an account earmarked specifically for the settlement of such commitments. A Portfolio will only make commitments to purchase portfolio securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities and not for the purpose of investment leverage.

MORTGAGE DOLLAR ROLLS

  The Government Securities Portfolio and the Mortgage Securities Portfolio may enter into mortgage "dollar rolls" in which each Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, a Portfolio loses the right to receive principal and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for each Portfolio. Such Portfolio will hold and maintain in a segregated account until the settlement date cash, U.S.

Government Securities or other liquid assets in an amount equal to the forward purchase price. All mortgage dollar rolls will be settled in accordance with NCUA Rules and Regulations.

  For financial reporting and tax purposes, each Portfolio proposes to treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. Neither Portfolio currently intends to enter into mortgage dollar rolls that are accounted for as a financing.

  Mortgage dollar rolls involve the following risks: if the broker-dealer to whom a Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Portfolio is required to repurchase may be worth less than an instrument which the Portfolio originally held. Successful use of mortgage dollar rolls may depend upon the investment adviser's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

OPTION ADJUSTED DURATION

  Although they have no restrictions as to the minimum or maximum maturity of any particular security held by them, the Government Securities Portfolio intends to maintain a maximum duration approximately equal to that of a 2-year U.S. Treasury security, and the Mortgage Securities Portfolio intends to maintain a maximum duration approximately equal to that of a 3-year U.S. Treasury security. Under normal interest rate conditions, the Government Securities Portfolio's target duration is expected to be no shorter than that of a 6-month U.S. Treasury security and no longer than that of a 1-year U.S. Treasury security, and the Mortgage Securities Portfolio's target duration is expected to be approximately equal to that of a 2-year U.S. Treasury security. The Portfolios' duration is a measure of the price sensitivity of the Portfolios, including expected cash flow and mortgage prepayments under a wide range of interest rate scenarios. Maturity measures only the time until final payment is due on a bond or other debt security; it does not take into account the pattern of a security's cash flows over time, including how cash flow is affected by prepayments and by changes in interest rates. In determining the duration of the Portfolios, Goldman, Sachs & Co. will estimate the duration of obligations that are subject to interest rate changes and prepayment or redemption by the issuer, taking into account the influence of interest rates. This method of determining duration is known as option-adjusted duration. The Portfolios may use various techniques to shorten or lengthen their option adjusted durations, including the acquisition of debt obligations at a premium or discount. There can be no assurance that Goldman, Sachs & Co.'s estimation of a Portfolio's duration will be accurate or that the duration of a Portfolio will always remain within the maximum target duration described above.

OTHER PORTFOLIO MANAGEMENT POLICIES

  Neither the Government Securities Portfolio nor the Mortgage Securities Portfolio will invest more than 15%, and the Money Market Portfolio will not invest more than 10%, of the value of its net assets in securities which are illiquid, including restricted securities, federal funds loans and fixed time deposits maturing in more than seven days, repurchase agreements providing for settlement in more than seven days after notice, loan participations by foreign governments where a substantial secondary market is absent and, to the extent consistent with a Fund's investment objective, interest-rate only and principal-only fixed rate mortgage backed securities issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises which may not be readily marketable. A repurchase agreement or a federal funds loan which by its terms can be liquidated before its nominal fixed term on seven days' or less notice is regarded as a liquid instrument. Mortgage-related securities issued in a private placement are subject to the foregoing limitations, unless Goldman, Sachs & Co. determines, based upon a review of the trading markets for the specific securities, that such securities are liquid because they can be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933 and meet certain liquidity guidelines which the Trustees have adopted. These investment practices could have the effect of increasing the level of illiquidity in the Portfolios to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The Trustees have delegated to Goldman, Sachs & Co. the function of determining and monitoring the liquidity of such securities, focusing on such important factors, among others, as valuation, liquidity and availability of information.

  Goldman, Sachs & Co. seeks to enhance the yield of the Fund's Portfolios by taking advantage of yield disparities or other factors that occur in the government securities, mortgage-related securities and money markets. The Fund may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of the proceeds are expected to enhance yield consistent with Goldman, Sachs & Co.'s judgment as to a desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or considerations.

  Goldman, Sachs & Co. expects that the net asset value of the Government Securities Portfolio and the Mortgage Securities Portfolio will be relatively stable during normal market conditions. However, the Portfolios' net asset values will vary to some extent, and a sudden and sharp increase in prevailing interest rates could cause a substantial decline in the Portfolios' net asset values, while a sudden and sharp decline in interest rates could result in a substantial increase in the Portfolios' net asset values.

  The Government Securities Portfolio and the Mortgage Securities Portfolio may sell an instrument soon after its acquisition if Goldman, Sachs & Co. believes that such disposition is consistent with attaining the investment objectives of each Portfolio. Instruments of the Portfolios may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such instruments. A high rate of portfolio turnover involves correspondingly greater transaction costs, which must be borne directly by each Portfolio and ultimately by their unitholders.

  Portfolio turnover rate is computed by dividing the lesser of the amount of securities purchased or securities sold (excluding all securities whose maturities at acquisition are one year or less) by the average monthly value of such securities owned during the year, and includes purchase and sale transactions entered into in connection with mortgage dollar rolls. A 100% turnover rate would occur, for example, if all of the securities held in such Portfolio were sold and replaced within one year. The rate at which Portfolio transactions occur will depend upon Goldman, Sachs & Co.'s perception of how market conditions will affect such Portfolio. Goldman, Sachs & Co. will not consider portfolio turnover a limiting factor in making investment decisions for a Portfolio consistent with such Portfolio's investment objective and such Portfolio's investment management policies. A higher degree of portfolio turnover results in increased transaction costs to such Portfolio in the form of dealer spreads. Because of the exclusion of short-term securities from the calculation of portfolio turnover rates, the portfolio turnover rate for the Money Market Portfolio is expected to be zero for regulatory reporting purposes.

  The Government Securities Portfolio and the Mortgage Securities Portfolio each may, to the extent permitted by NCUA Rules and Regulations, purchase inverse floating rate instruments and may, with respect to no more than 5% of their total assets, engage in portfolio securities lending. The market value of inverse floaters may be more volatile than the market value of other instruments.

CERTAIN INVESTMENT RESTRICTIONS

  Pursuant to SEC Rule 2a-7 under the Investment Company Act, the Money Market Portfolio may not invest more than 5% of its assets taken at amortized cost in the securities of any one issuer (except U.S. Government Securities and repurchase agreements collateralized by such securities). The Portfolio may, however, invest up to 25% of its assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof, although the Portfolio may not make more than one such investment at any time. The Money Market Portfolio may not invest in securities which are Second Tier Securities at the time of purchase. The foregoing non-fundamental operating policies are more restrictive than the fundamental policy set forth in paragraph 1 below. The Money Market Portfolio will operate in accordance with these operating policies which comply with SEC Rule 2a-7.

  The Portfolios are subject to certain fundamental investment restrictions which, as described in more detail in the Additional Statement, may generally be changed with respect to a Portfolio only with the approval of the holders of a majority of the outstanding units of the Portfolio. For a more complete description of the investment restrictions summarized below and the other fundamental investment restrictions to which the Portfolios are subject, see the Additional Statement.

  1. The Portfolios may not invest in the instruments of any one issuer, other than Government Securities (as defined in the Investment Company Act of 1940), if immediately after such investment more than 5% of the value of such Portfolio's total assets would be invested in the instruments of such issuer, except that (a) with certain limitations stated in the Additional Statement, up to 25% of the value of its total assets may be invested without regard to such 5% limitation and (b) such 5% limitation shall not apply to repurchase agreements collateralized by government securities.

  2. The Portfolios may not borrow money, except as a temporary measure, and then only in amounts not exceeding one-third of the value of a Portfolio's net assets.

                            REPORTS TO UNITHOLDERS

  Each unitholder of the Government Securities Portfolio and the Mortgage Securities Portfolio is provided with a printed confirmation for each transaction. It is not anticipated that a printed confirmation for each transaction will be provided to unitholders of the Money Market Portfolio. However, all unitholders will be provided an individual monthly statement for each Portfolio showing each transaction for the reported month. A year-to-date statement for any account will be provided upon request made to Goldman, Sachs & Co. Each unitholder will also receive annual and semiannual financial statements. Unitholder inquiries should be addressed to Goldman, Sachs & Co. at the address set forth on the cover page of this Prospectus.

                               PURCHASE OF UNITS

  Purchases of units of the Portfolios may be made only by Federal Reserve wire. Payment by other means, including check or draft or transfer of funds which are not federal funds, will not be accepted. There is no minimum for initial or subsequent investments nor are minimum balances required.

MONEY MARKET PORTFOLIO

  Units of the Money Market Portfolio are offered on a continuous basis at their net asset value next determined after receipt of a purchase order in the manner set forth below, provided that The Northern Trust Company ("Northern"), Chicago, Illinois, the subcustodian for State Street Bank and Trust Company ("State Street"), receives the purchase price in federal funds on the same Business Day (as such term is defined under "Additional Information"). See "Net Asset Value." Purchase orders may be placed and will become effective only on Business Days. Purchase orders may be made by telephoning Goldman, Sachs & Co. at 800-342-5828 or by a written request addressed to Goldman, Sachs & Co. Attention: Shareholder Services, Trust for Credit Unions--Money Market Portfolio, 4900 Sears Tower, Chicago, Illinois 60606.

  Federal Reserve wires for the purchase of Money Market Portfolio units should be directed to Northern, as sub-custodian for State Street, rather than to State Street itself. Units of the Money Market Portfolio are deemed to have been purchased when an order becomes effective and are entitled to dividends on Units purchased as follows:

        IF ORDER IS RECEIVED BY
         GOLDMAN, SACHS & CO.                                 DIVIDENDS BEGIN
        -----------------------                               ---------------
        By: 2:30 p.m.--N.Y. time                             Same Business Day
     -------------------------------------------------------------------------
      After: 2:30 p.m.--N.Y. time                            Next Business Day
     -------------------------------------------------------------------------

  Federal Reserve wires should be sent as early as possible, but no later than 3:30 p.m., New York time, to facilitate crediting to the unitholder's account.

GOVERNMENT SECURITIES PORTFOLIO AND MORTGAGE SECURITIES PORTFOLIO

  Units of each Portfolio are offered on a continuous basis at their net asset value next determined after the order therefor has been received. See "Net Asset Value."

  Purchase orders may be placed only on Business Days. If the order is received by Goldman, Sachs & Co. by 4:00 p.m., New York time, settlement of the transaction will occur on the next Business Day and the units to which the order relates will be issued and will commence earning income on such next Business Day, provided that federal funds in respect of such order have been received by Northern by such next Business Day. If the order is received by Goldman, Sachs & Co. after 4:00 p.m., New York time, settlement of the transaction will occur on the second Business Day and the units to which the order relates will be issued and will commence earning income on the second Business Day, provided the federal funds in respect of such order are received by Northern by such second Business Day. If payment in federal funds is not received within the period stated above, an investor's purchase order will be cancelled, and the investor will be responsible for any loss resulting to the Fund.

OTHER INFORMATION

  In the interest of economy, certificates representing Fund units are not issued. The Fund and its co-distributors reserve the right to reject any purchase order.

  After the initial purchase of units, an Account Information Form must be completed promptly and mailed to Goldman, Sachs & Co. at the address set forth on the cover page of this Prospectus. Redemptions may not be effected prior to receipt of such Account Information Form.

  Goldman, Sachs & Co. and/or CFS may from time to time, at their own expense, provide compensation to certain dealers whose customers purchase significant amounts of units of the Fund. The amount of such compensation may be made on a one-time and/or periodic basis and, in the case of Goldman, Sachs & Co., may be up to 20% of the annual fees that are earned by Goldman, Sachs & Co. as investment adviser to the Fund (after adjustments) and are attributable to units held by such customers. Such compensation does not represent an additional expense to the Fund or its unitholders, since it will be paid from the assets of Goldman, Sachs & Co., its affiliates or CFS.

                              REDEMPTION OF UNITS

  The Fund redeems its units without charge upon request of a unitholder at the net asset value next determined after the receipt of such request in proper form. See "Net Asset Value." Although redemption requests may be placed on any day on which the Fund's net asset value per unit is determined, proceeds will be remitted only on Business Days (as such term is defined under "Additional Information"). Redemption requests may be made by calling Goldman, Sachs & Co. at 800-342-5828 or by a written request addressed to Goldman, Sachs & Co., Attention: Shareholder Services, Trust for Credit Unions, 4900 Sears Tower, Chicago, Illinois 60606. The letter of instruction must specify the number of Units to be redeemed, the Portfolio from which Units are being redeemed, the account number, payment instructions and the exact registration on the account. A unitholder may request redemptions by telephone if the optional telephone redemption privilege is elected on the Account Information Form. It may be difficult to implement redemptions by telephone in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman, Sachs & Co. and State Street each employ reasonable procedures specified by the Fund to confirm that such instructions are genuine. Consequently, proceeds of telephone redemptions will be wired directly to the credit union, central credit union, or other depository account designated in the unitholder's Account Information Form, unless the unitholder provides written instructions indicating another credit union, central credit union, or other depository account. Telephone redemption requests will also be recorded. The Fund may implement other procedures from time to time. If reasonable procedures are not implemented, the Fund may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Fund, the Portfolios nor Goldman, Sachs & Co. will be responsible for the authenticity of redemption instructions received by telephone. Thus, except as stated, the total risk of loss for unauthorized transactions is on the investor.

MONEY MARKET PORTFOLIO

  If a redemption request with respect to Money Market Portfolio units is received by Goldman, Sachs & Co. by 2:30 p.m., New York time, the units to be redeemed do not earn income on the day the request is received, but proceeds are ordinarily wired on the same day. If such request is received by Goldman, Sachs & Co. after such time and prior to 4:00 p.m., New York time, the units to be redeemed earn income on the day the request is received, and proceeds are ordinarily wired on the morning of the following Business Day. On any Business Day when the Public Securities Association (PSA) recommends that the securities market closes early, the Money Market Portfolio reserves the right to cease accepting purchase and redemption orders for the same Business Day credit at the time the PSA recommends that the securities market closes. On days the Money Market Portfolio closes early, purchase and redemption orders received after the PSA recommended closing time will be credited to the next Business Day. In addition, the Money Market Portfolio reserves the right to advance the time by which purchase and redemption orders must be received for the same Business Day credit as otherwise permitted by the SEC.

GOVERNMENT SECURITIES PORTFOLIO AND MORTGAGE SECURITIES PORTFOLIO

  If a redemption request with respect to units of either Portfolio is received by Goldman, Sachs & Co. by 4:00 p.m., New York time, the proceeds are ordinarily wired on the next Business Day. Units to be redeemed earn income with respect to the day the request is received; however, units redeemed on a day immediately preceding a weekend or holiday continue to earn income until the next Business Day.

OTHER INFORMATION

  Once wire instructions have been given to Northern, neither the Fund nor Goldman, Sachs & Co. assumes responsibility for the performance of Northern or of any intermediaries in the transfer process. If a problem with such performance arises, the investor should deal directly with Northern or such intermediaries.

  If its authorized signature is guaranteed by a credit union, commercial bank, trust company, member firm of a national securities exchange or other eligible guarantor institution, a unitholder may change the designated credit union, central credit union or other depository account at any time upon written notice to Goldman, Sachs & Co. Additional documentation, regarding any such change or regarding a redemption by any means, may be required when deemed appropriate by Goldman, Sachs & Co. and the request for such redemption will not be considered to have been received in proper form until such additional documentation has been received.

  Under the Investment Company Act of 1940, the Fund is required to settle redemption requests within seven days of receipt of such request. The right of a unitholder to redeem units and the date of payment by the Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of the Fund's net assets; or for such other period as the SEC may by order permit for the protection of unitholders of the Fund.

  Portfolio units are not redeemable at the option of the Fund unless the Trustees determine in their sole discretion that failure to so redeem may have materially adverse consequences to the unitholders of the Portfolio.

                              EXCHANGE PRIVILEGE

  Units of each Portfolio may be exchanged for units of any other Portfolio at the net asset value next determined either by writing to Goldman, Sachs & Co.,
Attention: Trust for Credit Unions, Shareholder Services, 4900 Sears Tower, Chicago, Illinois 60606 or, if previously elected in the Account Information Form, by telephone at 800-342-5828 (9:00 a.m. to 4:00 p.m. New York time). All telephone exchanges must be registered in the same name(s) and with the same address as registered in the Portfolio from which the exchange is being made. A unitholder should consider the investment objective, policies and applicable fees of each Portfolio before making an exchange.

  Certain procedures are employed to prevent unauthorized or fraudulent exchange requests as set forth under "Redemption of Units." In times of drastic economic or market changes the telephone exchange privilege may be difficult to implement.

   Exchanges are only available in states where exchanges may legally be made. The Fund reserves the right to reject any exchange request, and the exchange privilege may be modified or withdrawn at any time. At least sixty (60) days' notice will be given to unitholders of any material modification or withdrawal, except when notice is not required by the SEC.

                                    INCOME

  Substantially all of the net investment income of the Money Market Portfolio will be declared as a dividend on each day. Net short-term capital gains, if any, will be paid in accordance with the requirements of the Internal Revenue Code of 1986 and may be reflected in daily dividend declarations. The Money Market Portfolio does not expect to realize long-term capital gains.

  The Government Securities Portfolio and the Mortgage Securities Portfolio each intend to declare a daily dividend (payable monthly) determined with the objective of distributing the majority of its net investment income while enhancing the stability of principal. Over the course of the fiscal year, dividends accrued and paid will constitute substantially all of the Portfolios' net investment income. The amount of the dividend will reflect changes in interest rates (i.e., as interest rates increase, dividends will generally increase and as interest rates decline, dividends will generally be reduced). Because the

Government Securities Portfolio and the Mortgage Securities Portfolio invest in mortgage-related securities that are subject to prepayments, the Trust cannot precisely predict the amount of principal and interest that a Portfolio will receive. Therefore, at times, a Portfolio may distribute amounts above current income levels, which will constitute a return of capital. The Portfolios also intend that all net realized long-term and short-term capital gains will be declared and paid as a dividend at least annually. In determining amounts of capital gains, any capital loss carryovers from prior years will be offset against capital gains.

  Net investment income of the Money Market Portfolio (from the time of the immediately preceding determination thereof) consists of (i) interest accrued or discount accreted (including both original issue and market discount) on the assets of such Portfolio and any general income of the Fund allocated to such Portfolio less (ii) the amortization of market premium and the estimated expenses of such Portfolio.

  Net investment income of the Government Securities Portfolio and the Mortgage Securities Portfolio consists of (i) interest accrued, discount accreted on certain Portfolio securities and any general income of the Fund allocated to such Portfolio less (ii) the sum of (a) premiums amortized on certain Portfolio securities and (b) the estimated expenses of such Portfolio.

  The net investment income of the Portfolios is determined by State Street on a daily basis. On days on which net asset value is calculated, this determination is made immediately prior to the calculation of the Portfolio's net asset value as of 4:00 p.m., New York time.

  Payment of dividends with respect to net investment income will be paid on the last calendar day of each month in additional units of the applicable Portfolio at the net asset value on such day, unless cash distributions are elected, in which case payment will be made by Federal Reserve wire on the first Business Day of the succeeding month. Dividends with respect to capital gains, if any, when declared will be paid in additional units of the applicable Portfolio at the net asset value on the declared payment date, unless cash distributions are elected. A unitholder's election to receive dividends in cash is initially made on its Account Information Form and may be changed at any time upon written notice to Goldman, Sachs & Co. The election with respect to the short-term component, if any, of a Portfolio's capital gains dividend must be the same as the election with respect to such Portfolio's monthly net investment income dividends (i.e., both must be received either in units or in cash). The election with respect to the long-term component, if any, of a Portfolio's annual capital gains dividend may differ from such election with respect to such Portfolio's monthly net investment income dividends.

  At the time of an investor's purchase of units of either the Government Securities Portfolio or the Mortgage Securities Portfolio a portion of the per unit net asset value may be represented by undistributed income of such Portfolio or unrealized appreciation of the securities held by such Portfolio.

                                NET ASSET VALUE

  The net asset value per unit of each Portfolio is calculated by adding the value of all securities and other assets of such Portfolio, subtracting the liabilities of such Portfolio, dividing the remainder by the number of units of such Portfolio outstanding and rounding the result to the nearest one cent.

MONEY MARKET PORTFOLIO

  The net asset value per unit of the Money Market Portfolio for purposes of both purchase and redemption of units of such Portfolio is calculated by State Street immediately after the determination of net investment income earned by unitholders of record, as of 4:00 p.m., New York time on each Business Day (as such term is defined under "Additional Information").

  The Fund seeks to maintain a net asset value for the Money Market Portfolio of $1.00 per unit. In this connection, the Money Market Portfolio values its portfolio securities on the basis of amortized cost. The amortized cost method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. For a more complete description of the amortized cost valuation method and its effect on existing and prospective unitholders, see the Additional Statement. There can be no assurance that the Money Market Portfolio will be able at all times to maintain a net asset value per unit of $1.00.

GOVERNMENT SECURITIES PORTFOLIO AND MORTGAGE SECURITIES PORTFOLIO

  The net asset value per unit of each Portfolio for purposes of both purchase and redemption of units is calculated by State Street as of 4:00 p.m., New York time, immediately after the determination of income to be declared as a dividend, on each Business Day (as such term is defined under "Additional Information"). Portfolio securities for which accurate market quotations are readily available will be valued on the basis of quotations provided by dealers in such securities or furnished by a pricing service. Portfolio securities for which accurate market quotations are not readily available and other assets will be valued at fair value using methods determined in good faith by Goldman, Sachs & Co. under the supervision of the Trustees and may include yield equivalents or a pricing matrix. Short-term securities with maturities of 60 days or less are valued at amortized cost which the Trustees have determined to equal fair value. In the case of the Government Securities Portfolio and the Mortgage Securities Portfolio, the net asset value per unit will fluctuate as the values of portfolio securities change in response to changing market rates of interest, principal prepayments and other factors.

                                     TAXES

TAXATION OF UNITHOLDERS

  If state and federally chartered credit unions meet all requirements of
Section 501(c)(14)(A) of the Internal Revenue Code of 1986, as amended (the "Code") and all rules and regulations thereunder, they will be exempt from federal income taxation on any income, dividends or capital gains realized as the result of purchasing, holding, exchanging or redeeming units of the Fund.

  Unitholders should consult their own tax advisers concerning applicable state tax laws.

FEDERAL TAXATION OF THE FUND

  The Fund intends that each of its Portfolios will qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Code. Each Portfolio of the Fund is treated as a separate corporation for federal tax purposes and generally must comply with the qualification and other requirements applicable to regulated investment companies, without regard to the Fund's other Portfolios. If a Portfolio otherwise complies with such provisions, then in any taxable year for which it distributes at least 90% of its taxable income determined for federal income tax purposes, the Portfolio will be relieved of federal income tax on the amounts distributed. The Fund intends to distribute to its unitholders substantially all of each Portfolio's net investment income. See "Income." Net investment income may be different from taxable income determined for federal income tax purposes. However, such difference is not expected to adversely affect any Portfolio's compliance with the provisions of the Code applicable to regulated investment companies.

  Generally, on the sale or exchange of obligations held for more than one year, net gain realized by a Portfolio which is not attributable to original issue discount or certain market discount will be long-term capital gain. Such capital gain, if any, will be distributed as capital gain dividends.

  The Code will impose a 4% excise tax if a Portfolio fails to meet certain requirements with respect to distributions of net ordinary income and capital gain net income. It is not anticipated that this provision will have any material impact on the Portfolios or their unitholders.

  If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income will be taxed to such Portfolio at the appropriate corporate rate without any reduction for distributions made to unitholders.

  The foregoing discussion of tax consequences is based on federal tax laws and regulations in effect on the date of this Prospectus, which are subject to change by legislative or administrative action.

                                  MANAGEMENT

TRUSTEES

  The trust agreement pursuant to which the Fund is organized (the "Trust Agreement") provides that, subject to its provisions, the business of the Fund shall be managed by the Trustees. The Trust Agreement provides that (a) the Trustees may enter into agreements with other persons to provide for the performance and assumption of various services and duties, including, subject to the Trustees' general supervision, advisory and administration services and duties and also including distribution, custodian, transfer and dividend disbursing agency, unitholder servicing and accounting services and duties,
(b) a Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law, and (c) subject to the preceding clause, the Trustees are not responsible or liable for any neglect or wrongdoing of any officer or any person referred to in clause (a).

  The Additional Statement contains information as to the identity of and other information about the Trustees and officers of the Fund.

INVESTMENT ADVISER AND TRANSFER AGENT

  Goldman, Sachs & Co., through GSAM, One New York Plaza, New York, New York 10004, a separate operating division, acts as investment adviser to the Fund. In addition, Goldman, Sachs &

Co. acts as transfer agent. Goldman, Sachs & Co. became registered as an investment adviser in 1981. As of September 30, 1996, Goldman, Sachs & Co. and its affiliates served as investment adviser, administrator or distributor for approximately $86.2 billion in assets.

  Under its advisory agreement with the Fund, Goldman, Sachs & Co., subject to the general supervision of the Fund's Trustees, manages the Fund's Portfolios and provides certain administrative services for the Fund. As manager of the Fund's Portfolios, it is the responsibility of Goldman, Sachs & Co. to make investment decisions for the Fund and to place the purchase and sale orders for the portfolio transactions of the Fund. Unitholder inquiries should be directed to Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606.

  The portfolio managers for the Government Securities Portfolio and the Mortgage Securities Portfolio are Jonathan A. Beinner, Peter D. Dion, James B. Clark and James P. McCarthy. Their responsibilities include investing in the particular types of securities the Portfolios may hold. Mr. Beinner is a Vice President of Goldman, Sachs & Co. Mr. Beinner joined GSAM in 1990 after working in the trading and arbitrage group of Franklin Savings Association. Mr. Dion is a Vice President of Goldman, Sachs & Co. Mr. Dion joined GSAM in 1992 after working as a portfolio administrator at Chase Manhattan Bank, N.A. Mr. Clark is a Vice President of Goldman, Sachs & Co. Mr. Clark joined GSAM in 1994 after working as a senior trader at Federal Home Loan Mortgage Corporation. Prior to that he was an investment manager at Travelers Insurance Company. Mr. McCarthy is a Vice President of Goldman, Sachs & Co. Mr. McCarthy joined GSAM in 1995 after working as a bond trader at Nomura Securities.

  As compensation for the services rendered to the Fund by Goldman, Sachs & Co. pursuant to its advisory agreement, Goldman, Sachs & Co. is entitled to receive fees, computed daily and payable monthly, from the Money Market Portfolio at annual rates equal to .20%, up to $300 million and .15% over $300 million and from the Government Securities Portfolio and Mortgage Securities Portfolio, respectively, at annual rates equal to .20% and .20% of the average daily net assets of the particular Portfolio. Goldman, Sachs & Co. has voluntarily agreed to limit its advisory fee with respect to the Money Market Portfolio to .12% of the first $250 million, .10% of the next $250 million,
 .09% of the next $250 million and .08% over $750 million of the Portfolio's average daily net assets. This voluntary limitation may be terminated by Goldman, Sachs & Co. at any time. For the fiscal year ended August 31, 1996, the Money Market Portfolio, Government Securities Portfolio and Mortgage Securities Portfolio paid, after waivers, advisory fees to Goldman, Sachs & Co. at the annual rates of .11%, .20% and .18%, respectively, of their average daily net assets.

  ACTIVITIES OF GOLDMAN, SACHS & CO. AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN, SACHS & CO. The involvement of Goldman, Sachs & Co. and its affiliates in the management of, or its interest in, other accounts and other activities of Goldman, Sachs & Co. may present conflicts of interest with respect to the Portfolios or limit their investment activities. Goldman, Sachs & Co. and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Portfolios and/or which engage in and compete for transactions in the same types of securities and instruments as the Portfolios. Goldman, Sachs & Co. and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Portfolios and it is not anticipated that

Goldman, Sachs & Co. will have access to proprietary information for the purpose of managing the Portfolios. The results of the Portfolios' investment activities, therefore, may differ from those of Goldman, Sachs & Co. and its affiliates and it is possible that the Portfolios could sustain losses during periods in which Goldman, Sachs & Co. and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. From time to time, the Portfolios' activities may be limited because of regulatory restrictions applicable to Goldman, Sachs & Co. and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Activities of Goldman, Sachs & Co. and its Affiliates and Other Accounts Managed by Goldman, Sachs & Co." in the Additional Statement for further information.

ADMINISTRATOR

  Callahan Credit Union Financial Services Limited Partnership ("CUFSLP"), c/o Callahan Financial Services, Inc., P.O. Box 11, Manchester, MD 21102, a Delaware limited partnership for which Callahan Financial Services, Inc. serves as general partner and in which 38 major credit unions are limited partners, acts as the administrator of the Fund. Under its administration agreement with the Fund, CUFSLP, subject to the general supervision of the Fund's Trustees, periodically reviews the performance of the investment adviser, the transfer agent, the distributors and the custodian of the Fund; provides facilities, equipment and personnel to serve the needs of investors; develops and monitors investor programs for credit unions; provides assistance in connection with the processing of unit purchase and redemption orders as reasonably requested by the transfer agent or the Fund; handles unitholder problems and calls relating to administrative matters; provides advice and assistance concerning the regulatory requirements applicable to credit unions that invest in the Fund; and provides other administrative services to the Fund.

  For such services, and the assumption by CUFSLP of the expenses related thereto, pursuant to its administration agreement CUFSLP is entitled to receive fees, computed daily and payable monthly, from the Money Market Portfolio, Government Securities Portfolio and Mortgage Securities Portfolio, respectively, at annual rates equal to .10% .10% and .05% of the average daily net assets of the respective Portfolio. CUFSLP has voluntarily agreed to limit its administration fee charged to the Money Market Portfolio to .05% of the first $500 million, .04% of the next $250 million and .03% over $750 million of the Portfolio's average daily net assets. This voluntary limitation may be terminated by CUFSLP at any time. For the fiscal year ended August 31, 1996, the Money Market Portfolio, Government Securities Portfolio and Mortgage Securities Portfolio paid, after waivers, administration fees to CUFSLP at the annual rates of .05%, .10% and .05%, respectively, of their average daily net assets.

DISTRIBUTORS

  Callahan Financial Services, Inc. ("CFS"), 1001 Connecticut Ave., N.W., Suite 1022, Washington, D.C. 20036-5504, a Delaware corporation, and Goldman, Sachs & Co., 85 Broad Street, New York, New York, 10004, serve as co-distributors of units of the Fund. CFS, a registered broker-dealer under the Securities Exchange Act of 1934, is an affiliate of Callahan & Associates, Inc., a corporation organized under the laws of the District of Columbia, founded in 1985.

  CFS and Goldman, Sachs & Co. have entered into distribution agreements with the Fund to sell units of the Portfolios upon the terms and at the current offering price described in this Prospectus.

CFS and Goldman, Sachs & Co. are not obligated to sell any certain number of units of the Portfolios. From time to time the distributors may purchase or sell units for their own account.

FUND EXPENSES

  Common expenses of the Fund are generally allocated pro rata to the respective Portfolios based upon their respective net asset values.

  CUFSLP has agreed that to the extent the total annualized operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) (the "Operating Expenses") of the Money Market Portfolio exceed 0.20% of its average daily net assets, CUFSLP will either reduce the administration fees payable or pay the Operating Expenses of the Money Market Portfolio. Additionally, CUFSLP and Goldman, Sachs & Co. have each voluntarily agreed to limit all other expenses of the Government Securities Portfolio such that CUFSLP will reimburse other expenses that exceed .05% up to .10% of the Portfolio's average net assets, and Goldman, Sachs & Co. will reimburse other expenses that exceed .10% up to .15% of the Portfolio's average net assets.

  There are no sales loads, commissions or other fees imposed on investors at the time of purchase of units and no redemption fees or other charges imposed at the time of redemption of units.

                       PERFORMANCE AND YIELD INFORMATION

  From time to time quotations of the Money Market Portfolio's yield and effective yield may be included in advertisements and communications to unitholders. Both yield figures are based on historical earnings and are not intended to indicate future performance. The yield of the Portfolio refers to the net investment income generated by an investment in the Portfolio over a specified seven-day period. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is expressed similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Yield and effective yield for the Portfolio will vary based on changes in market conditions, the level of interest rates and the level of the Portfolio's expenses.

  The yields of the Government Securities Portfolio and the Mortgage Securities Portfolio are computed based on the net income of the Portfolios during a 30-day period, which period will be identified in connection with the particular yield quotation. More specifically, a Portfolio's yield is computed by dividing the Portfolio's net income per unit during a 30-day period by the maximum offering price per unit on the last day of the period and annualizing the result on a semi-annual basis. The net investment income used for purposes of determining yield may differ from net income used for accounting purposes.

  Similarly, from time to time total return data for each Portfolio may be quoted in advertisements or in unitholder communications. The total return of a Portfolio will be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in a Portfolio over the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gain distributions made by a Portfolio during the period are reinvested in Portfolio units. The Fund may also advertise from time to time the total return of a Portfolio on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

  In addition, the Fund may advertise the performance of its Portfolios relative to certain performance rankings, indices and other investments described more fully in the Additional Statement.

  Investors should note that the investment results of each Portfolio will fluctuate over time, and any presentation of a Portfolio's yield or total return for any prior period should not be considered as a representation of what an investment may earn or what an investor's yield or return may be in any future period.

                            ADDITIONAL INFORMATION

  The Trust Agreement provides that each unitholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto. The Trust Agreement permits the Trustees to issue an unlimited number of full and fractional units of beneficial interest of one or more separate series ("Portfolios") representing interests in separate investment portfolios. The Trustees have the right to establish investment portfolios in addition to those heretofore established.

  Each unit of a Portfolio is entitled to one vote on all matters voted upon by the unitholders of such Portfolio, with fractional units being entitled to proportionate fractional votes. Units do not have cumulative voting rights. As a general matter, the Fund does not hold annual or other meetings of unitholders. This is because the Trust Agreement provides for unitholder voting only for the election or removal of one or more Trustees, if a meeting is called for that purpose, and for certain other designated matters. Each Trustee serves until the next meeting of unitholders, if any, called for the purpose of considering the election or reelection of such Trustee or a successor to such Trustee, and until the election and qualification of his of her successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the unitholders or two-thirds of the Trustees. The Fund will facilitate unitholder communication with other unitholders as provided under Section 16(c) of the Investment Company Act of 1940. For a further description of unitholder rights with respect to the removal of Trustees and of other designated matters voted on by unitholders, see "Description of Units" in the Additional Statement.

  As used in this Prospectus, the term "Business Day" refers to those days on which Goldman, Sachs & Co., The Northern Trust Company, State Street Bank and Trust Company and the Federal Reserve Bank of New York are all open for business, which are Monday through Friday except for holidays. For 1997, such holidays are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas Day. On those days when one of such organizations closes early, the right is reserved by Goldman, Sachs & Co. to advance the time on that day by which purchase and redemption requests must be received to become effective; provided that the current net asset value of each unit shall be computed at least once on such days.

                                 [LOGO] TRUST
                                   --------
                              for Credit Unions





                              Investment Adviser

                              Goldman, Sachs & Co.
                              New York, New York

Transfer Agent                Custodian                      Distributors

Goldman, Sachs & Co.          State Street Bank and Trust   Callahan Financial
Chicago, Illinois             Company                       Services, Inc.
                              Boston, Massachusetts         Washington, DC
                                                            (800) 237-5678

Administrator                 Auditors                      Goldman, Sachs & Co.

Callahan Credit Union         Arthur Andersen LLP           New York, New York
Financial                     Boston, Massachusetts         (800) 342-5828
Services Limited Partnership                                (800-DIAL-TCU)
Washington, DC

                                 [LOGO] TRUST
                                   --------
                              for Credit Unions





                                   Prospectus

                               December 30, 1996

                      TARGET MATURITY PORTFOLIO (Feb 1997)
                      TARGET MATURITY PORTFOLIO (May 1997)

                            TRUST FOR CREDIT UNIONS
                      TARGET MATURITY PORTFOLIO (FEB 97)
                      TARGET MATURITY PORTFOLIO (MAY 97)

                               ---------------

  Trust for Credit Unions (the "Fund") is an open-end, diversified, management investment company (commonly known as a "mutual fund") offered only to state and federally chartered credit unions and credit union service organizations. This Prospectus relates solely to the offering of units of the Target Maturity Portfolio (Feb 97) and Target Maturity Portfolio (May 97) (individually, a "Portfolio" and together, the "Portfolios").

  The objective of each Portfolio is to achieve a high level of current income and to return $10 per unit (the initial public offering price) to investors on or about the third anniversary of its commencement date for the Target Maturity Portfolio (Feb 97) and Target Maturity Portfolio (May 97) (February 18, 1997 and May 15, 1997, respectively). There can be no assurance that a Portfolio will attain its investment objective. The Portfolios invest primarily in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises and in privately-issued mortgage-related securities rated, at the time of purchase, in one of the two highest rating categories by a nationally recognized statistical rating organization ("NRSRO"). Units of each Portfolio are designed to qualify as eligible investments for federally chartered credit unions, but may or may not qualify as eligible investments for particular state chartered credit unions.

  Goldman, Sachs & Co., through Goldman Sachs Asset Management, a separate operating division, serves as the Fund's investment adviser. Goldman, Sachs & Co. also serves as the Fund's transfer agent. Callahan Credit Union Financial Services Limited Partnership serves as the Fund's administrator. Callahan Financial Services, Inc., the general partner of Callahan Credit Union Financial Services Limited Partnership, and Goldman, Sachs & Co. serve as the Fund's co-distributors.

  The Fund's initial public offering for the Target Maturity Portfolio (Feb
97) and Target Maturity Portfolio (May 97) closed on February 15, 1994 and May 20, 1994, respectively. The Fund's co-distributors may solicit orders for units of each of the Portfolios during a subsequent subscription period at some future date, but presently do not expect to do so.

  This Prospectus dated December 30, 1996, which sets forth concisely the information about the Portfolios that a prospective investor ought to know before investing, should be retained for future reference. A Statement of Additional Information (the "Additional Statement") dated the same date, containing further information about each Portfolio which may be of interest to investors, has been filed with the Securities and
                                                  (Continued on following page)

UNITS OF THE PORTFOLIOS ARE NOT ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, ANY CREDIT UNION OR BY THE NATIONAL CREDIT UNION SHARE INSURANCE FUND, THE NATIONAL CREDIT UNION ADMINISTRATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE PORTFOLIOS INVOLVES RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(Continued from previous page)

Exchange Commission (the "SEC"), is incorporated herein by reference in its entirety, and may be obtained without charge from Goldman, Sachs & Co. or Callahan Credit Union Financial Services Limited Partnership by calling the applicable telephone number listed below.

GOLDMAN, SACHS & CO.               Toll Free.......................800-342-5828
Advisor and Co-Distributor                                       (800-DIAL-TCU)
One New York Plaza
New York, New York 10005


CALLAHAN CREDIT UNION FINANCIAL    Toll Free.......................800-237-5678
SERVICES LIMITED PARTNERSHIP
Administrator
c/o Callahan Financial Services, Inc.
1001 Connecticut Ave., N.W., Suite 1022
Washington, D.C. 20036-5504


CALLAHAN FINANCIAL SERVICES, INC.  Toll Free.......................800-237-5678
Co-Distributor
1001 Connecticut Ave., N.W., Suite 1022
Washington, D.C. 20036-5504

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
HIGHLIGHTS.................................................................   1
FEES AND EXPENSES..........................................................   6
FINANCIAL HIGHLIGHTS.......................................................   7
INVESTMENT OBJECTIVE.......................................................   8
DESCRIPTION OF INVESTMENTS.................................................   9
OTHER INVESTMENT PRACTICES, POLICIES AND RESTRICTIONS......................  16
REPORTS TO UNITHOLDERS.....................................................  20
PURCHASE OF UNITS..........................................................  20
REDEMPTION OF UNITS........................................................  21
INCOME.....................................................................  22
NET ASSET VALUE............................................................  23
TAXES......................................................................  23
MANAGEMENT.................................................................  24
PERFORMANCE AND YIELD INFORMATION..........................................  26
ADDITIONAL INFORMATION.....................................................  27

                                  HIGHLIGHTS

INTRODUCTION

  Each of the Portfolios is an open-end, diversified, management investment company (commonly known as a "mutual fund") offered solely to state and federally chartered credit unions and credit union service organizations. Units of each Portfolio are designed to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules ("NCUA") and Regulations and NCUA Letter Number 155. The Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of each Portfolio qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder. Units of each Portfolio, however, may or may not qualify as eligible investments for particular state chartered credit unions and credit union service organizations. The Fund encourages each state chartered credit union and credit union service organization to consult qualified legal counsel concerning whether a Portfolio is a permissible investment under the laws applicable to it.

INVESTMENT OBJECTIVE                                              Pages 8 and 9

  The Portfolios seek to achieve a high level of current income by investing in obligations authorized under the Federal Credit Union Act and to return $10 per unit (the initial public offering price) to investors on or about the following dates: Target Maturity Portfolio (Feb 97)-February 18, 1997 and Target Maturity Portfolio (May 97)-May 15, 1997, respectively. Under normal circumstances, each Portfolio will invest primarily (i.e., at least 65% of its assets) in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises and in privately-issued mortgage-related securities rated, at the time of purchase, in one of the two highest rating categories by an NRSRO. These securities will include both adjustable rate and fixed rate mortgage pass-through securities, collateralized mortgage obligations and other multi-class mortgage-related securities, as well as other securities that are collateralized by or represent direct or indirect interests in mortgage-related securities or mortgage loans. Each Portfolio may also invest in (a) other securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies, instrumentalities or sponsored enterprises, (b) repurchase agreements pertaining thereto and (c) certain short-term obligations (as specified in "Description of Investments--Short-Term Obligations").

  Although the Portfolios may purchase securities of any maturity, each Portfolio will seek to attain its objective to return $10 per unit by (1) preserving capital through active portfolio management, including the purchase and sale of securities to change each Portfolio's option-adjusted duration (see "Description of Investments--Other Portfolio Management Policies") and
(2) reducing, over time, the price sensitivity of each Portfolio to changes in interest rates in light of expected cash flows and mortgage prepayments under different interest rate scenarios. Each Portfolio will seek to achieve a high level of income through the active management of its assets in relation to market conditions, interest rate changes and the remaining term of each Portfolio. No assurance can be given that each Portfolio will achieve its investment objective.

PURCHASE OF UNITS                                                       Page 20

  Purchase of units of each Portfolio may be made only by Federal Reserve wire. The minimum investment by an investor is $1,000,000. If, however, an investor is a unitholder in the Fund's other investment portfolios at the time of purchase, the amount of minimum investment will be reduced by the value of the investor's holdings in the other portfolios up to a maximum reduction of $500,000.

  Orders for Portfolio units received before 4:00 p.m., New York time, on a Business Day earn income commencing the next Business Day provided that federal funds have been received by such next Business Day.

REDEMPTION OF UNITS                                             Pages 21 and 22

  All units of a Portfolio that are outstanding on the Termination Date (as defined below) will be redeemed by the Fund without a redemption fee at their net asset value (which is targeted to be approximately $10) as of the close of business on the Termination Date of a Portfolio, and each Portfolio will be liquidated without further unitholder action. The Termination Dates of the respective Portfolios will occur on or about February 18, 1997 for Target Maturity Portfolio (Feb 97) and May 15, 1997 for Target Maturity Portfolio (May 97). Investors may also redeem units at any time before the Portfolio's Termination Date at their net asset value next determined after a request has been received by the Fund, less a redemption fee for early withdrawal equal to
 .50% of the net asset value of the redeemed units at the time of redemption. The redemption fee is not a sales charge, but is kept by a Portfolio for the benefit of its unitholders. The purpose of the fee is to offset costs a Portfolio may incur (for example in connection with the liquidation of portfolio securities) in order to make payment in cash to a redeeming unitholder. Redemption requests received before 4:00 p.m., New York time, normally provide federal funds on the next Business Day (as defined under "Additional Information") to the unitholder's designated account.

INCOME AND CAPITAL GAINS DISTRIBUTION POLICY                    Pages 22 and 23

  Dividends from net investment income will be declared daily and paid monthly by each Portfolio in cash by Federal Reserve wire unless an election is made to invest dividends in units of the Fund's Money Market Portfolio on the last calendar day of each month. Over the course of the fiscal year, dividends accrued and paid will constitute all or substantially all of each Portfolio's net investment income. From time to time, in order to stabilize the monthly rate of distribution to unitholders and to enhance stability of principal, a portion of such dividends may constitute a return of capital. Each Portfolio intends that net realized capital gains, if any, after offset by any available capital loss carryforwards from prior fiscal years, will be declared as a dividend at least annually. Dividends payable to unitholders with respect to net investment income and capital gains, if any, will be paid in cash unless an election is made to invest dividends in units of the Fund's Money Market Portfolio at net asset value on the payment date.

NET ASSET VALUE                                                         Page 23

  The net asset value per unit of each Portfolio is determined by dividing the excess of the market value of all securities and other assets over liabilities by the number of units outstanding. Each Portfolio's net asset value per unit will fluctuate as the value of such Portfolio's assets changes in response to changing market rates of interest, principal prepayments and other factors. All units of a Portfolio that are outstanding on its Termination Date will be redeemed at net asset value as of the close of business on such Termination Date, which is targeted to be approximately $10.

INVESTMENT ADVISER                                              Pages 24 and 25

  Goldman, Sachs & Co., one of the largest international investment banking and brokerage firms in the United States, serves as the Fund's investment adviser and also provides certain administrative services. Goldman, Sachs & Co. provides its advisory services through Goldman Sachs Asset Management ("GSAM"), a separate operating division.

ADMINISTRATOR                                                   Pages 25 and 26

  Callahan Credit Union Financial Services Limited Partnership ("CUFSLP"), a Delaware limited partnership in which 38 major credit unions are limited partners, acts as the administrator of the Fund. In this capacity, CUFSLP periodically reviews the performance of the investment adviser, the transfer agent, the co-distributors and the custodian of the Fund and provides other administrative services to the Fund.

DISTRIBUTORS                                                            Page 26

  Callahan Financial Services, Inc. ("CFS"), the general partner of CUFSLP, and Goldman, Sachs & Co. serve as co-distributors of units in the Portfolios.

RISK FACTORS

  Although each Portfolio's objective is to return $10 per unit (the initial public offering price) to investors on its Termination Date, there is no assurance that this objective will be achieved. In particular, while each Portfolio will seek to reduce, over time, its price sensitivity to interest rates, each Portfolio will purchase securities with maturities that fall after the Termination Date, and it is possible that a Portfolio will realize capital losses that are not offset by capital gains on the dispositions of securities held by it. If a Portfolio realizes any capital losses on dispositions of securities that are not offset by capital gains on dispositions of other securities, a Portfolio may be unable to distribute to its unitholders on the Termination Date an amount equal to approximately $10 per unit then outstanding. In addition, the timing of the realization of any such capital gains or capital losses, and the possibility that a Portfolio may be required to distribute all or a portion of any such capital gains prior to the Termination Date, may adversely affect the ability of a Portfolio to distribute an amount equal to approximately $10 per unit on the Termination Date, as well as the level of income earned by a Portfolio during its term.

  Each Portfolio's ability to attain its investment objective will depend, in part, on the success of the investment adviser's investment and hedging strategies, on future interest rate trends, and on developments in the market for mortgage-related securities. For example, a decline in market rates of interest, or an increase in prepayments on mortgage-related securities held by a Portfolio, may have an adverse effect on the income earned and dividends paid by that Portfolio. In addition, operating results will depend upon the availability of opportunities for the investment of each Portfolio's assets. In this regard, the universe of suitable investments for each Portfolio will be more limited than that for many other investment companies because of each Portfolio's policy to limit its price sensitivity to interest rates and to terminate on the Termination Date, and each Portfolio's income and dividends may decline in the last year of its term for these reasons. As a result of each Portfolio's active management techniques, the Portfolios expect to experience a high portfolio turnover rate. A high rate of portfolio turnover involves correspondingly greater transaction costs, which must be borne directly by each Portfolio and ultimately by its unitholders. For a further discussion of the implications of a high portfolio turnover rate, see "Other Portfolio Management Policies."

  Furthermore, because the co-distributors do not expect to offer additional Portfolio units and because units may be redeemed by investors at any time during the term of each Portfolio, it is expected that the number of outstanding Portfolio units could decrease before its Termination Date. The redemption of units could increase the per unit expenses of the remaining investors and adversely affect both a Portfolio's performance and the investments of the remaining unitholders. Unitholder redemptions may also require the investment adviser to sell portfolio securities that it would otherwise keep in a Portfolio and to realign the remaining securities in the Portfolio in light of the Portfolio's objective resulting in increased expenses and lower performance. It is possible that the costs incurred by a Portfolio in liquidating portfolio securities to meet redemption requests will exceed the Portfolio's redemption fee for early withdrawal and that remaining unitholders will, in this respect, also be adversely affected.

  Each Portfolio's investments are interest rate sensitive, and their yields will depend on a variety of factors including general market conditions for the investments, the financial condition of the issuers involved, the size of the particular offerings and the maturity, credit quality and rating of the particular securities. Generally, the longer the maturity of a security, the higher its yield and the greater its volatility. The market value of securities held by a Portfolio (and consequently, a Portfolio's net asset value) will generally decline during periods of increasing interest rates, and increase during periods of declining interest rates (although many mortgage-related securities will generally have less potential for capital appreciation during periods of declining rates than other debt securities). Mortgage-related securities, in particular, typically have frequent interest and principal payments, and are subject to principal prepayments. As a result, mortgage-related securities may be less effective than other types of debt securities as a means of "locking in" interest rates. Moreover, the rate of principal prepayments will frequently accelerate during periods of declining interest rates. As a result, when a Portfolio reinvests amounts representing scheduled and unscheduled payments of principal, it may receive a lower rate of interest.

  In addition, there can be no assurance that the date of subsequent sales (if any) of a Portfolio's units, will occur at a time when market and interest-rate conditions are favorable with respect to the types of mortgage-related securities in which each Portfolio will invest. Investments by the Portfolios during unfavorable conditions will adversely affect the Portfolio's investment performance.

  Each Portfolio's policy of investing primarily in mortgage-related securities will have the effect of increasing the Portfolio's exposure to the risks associated with such securities and may cause the net asset value of the Portfolio to fluctuate more than if the Portfolio invested in other types of securities. Privately-issued mortgage-related securities typically are not guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises but such securities are generally structured with one or more types of credit enhancement such as guarantees, subordination, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. In addition, although the Portfolios treat each mortgage-related portfolio as a separate issuer, concentration in issues of mortgage-related securities within the same master trust, sponsored by the same sponsor or serviced by the same servicer may involve certain risks. Servicers of mortgage-related pools collect payments on the underlying mortgage assets for pass-through to the securityholders on a periodic basis. Upon insolvency of the servicer, the securityholders may be at risk with respect to collections received by the servicer but not yet delivered to the securityholders. In addition, a sponsor's transfer of assets to a trust or other pooling vehicle may not represent a true sale and, upon insolvency of the sponsor, the securityholders of the trust or other pool may be at risk with respect to the assets transferred to the trust or pool by the sponsor.

  Some mortgage-related securities acquired by each Portfolio will be issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises; however, under certain interest rate and prepayment scenarios each Portfolio may nevertheless fail to recoup fully its investment in certain of these securities. In addition, certain securities held by a Portfolio may not be readily marketable and, therefore, may be illiquid. The yields on a class of stripped mortgage-backed securities that receives all or most of the interest (i.e. IO's) are generally higher than the prevailing market yields on other mortgage-related securities because they are extremely sensitive to the rate of principal payments, including prepayments. Prepayments can result in a Portfolio's failure to recoup its initial investment even though the stripped mortgage backed securities are issued or guaranteed by the U.S. Government. Investors should be aware that investments made by each Portfolio also entail other risks. These include the possible failure of an obligor or counter-party (parties to whom a Portfolio has credit or performance exposure) to meet its commitments, adverse economic, real estate or unemployment trends, possible failure in the processing of transactions and risks associated with investments in foreign branches of U.S. banks. Each Portfolio may engage in various investment practices that involve special risks, such as repurchase agreements and mortgage dollar rolls. As indicated, one or more of the Fund's Portfolios may, to the extent consistent with the Rules and Regulations of the National Credit Union Administration, invest in stripped mortgage-backed securities, zero coupon bonds, collateralized mortgage obligations and other multi-class mortgage-related securities which present certain risks. See "Description of Investments" and "Other Investment Practices, Policies and Restrictions" for further information.

  The involvement of Goldman, Sachs & Co., and its affiliates, partners and officers, in the investment activities and business operations of the Fund may present certain potential conflicts-of-interest, as described under "Management--Investment Adviser and Transfer Agent."

                               FEES AND EXPENSES

  The following table illustrates all expenses and fees that a unitholder of a Portfolio will incur.

                        UNITHOLDER TRANSACTION EXPENSES

      Sales Load Imposed on Purchases..................................... None
      Sales Load Imposed on Reinvested Dividends. ........................ None
      Maximum Redemption Fee.............................................. 0.50%
      Maximum Exchange Fees............................................... None

                      ANNUAL PORTFOLIO OPERATING EXPENSES
                 (as a percentage of average daily net assets)

                                                                       TMP  TMP
                                                                       FEB  MAY
                                                                       97   97
                                                                       ---  ---
      Investment Advisory Fee......................................... .24% .25%
      Administration Fee.............................................. .05% .05%
      Other Expenses.................................................. .10% .15%
                                                                       ---  ---
      Total Portfolio Operating Expenses.............................. .39% .45%
                                                                       ===  ===

  The purpose of this table is to assist investors in understanding the various expenses that an investor in a Portfolio will bear directly or indirectly. The information is based on estimated expenses that the Portfolios expect to incur during the current fiscal period through their respective termination dates.

  Management fees for each Portfolio consist of an investment advisory fee to Goldman, Sachs & Co. payable monthly at an annual rate equal to .25% of average daily net assets up to $75 million and .20% of average daily net assets over $75 million of the Portfolio, and an administration fee to CUFSLP payable monthly at an annual rate equal to .05% of the average daily net assets of the Portfolio. Units that are redeemed by investors before the Termination Date will be subject to a redemption fee for early withdrawal equal to .50% of the net asset value of the redeemed units. Units that are redeemed on the Termination Date are not subject to a redemption fee.

  The following example illustrates the expenses that an investor would pay on a $1,000 investment in a Portfolio over various time periods based on the information presented above assuming a 5% annual rate of return and an investment of all dividends and distributions. The first line assumes redemption at the end of each time period. The second line assumes no redemption.

                                                        TMP            TMP
                                                       FEB 97         MAY 97
                                                   -------------- --------------
                                                   1 YEAR 3 YEARS 1 YEAR 3 YEARS
                                                   ------ ------- ------ -------
      Redemption Assumed..........................  $ 9     $19    $10     $20
      No Redemption Assumed.......................  $ 4     $13    $ 5     $14
                                                    ---     ---    ---     ---

  This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or lesser than those shown in the Table.

                             FINANCIAL HIGHLIGHTS

  The following information with respect to a unit of the Target Maturity Portfolio (Feb 97) and the Target Maturity Portfolio (May 97) outstanding during the periods indicated has been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report, incorporated by reference into the Additional Statement, from the Fund's annual report to unitholders for the fiscal year ended August 31, 1996 (the "Annual Report"), and should be read in conjunction with the financial statements and related notes appearing in the Annual Report. This Annual Report also contains other performance information and is available upon request and without charge by writing to either of the addresses on the inside cover of this Prospectus.


                               INCOME FROM         DISTRIBUTIONS TO
                          INVESTMENT OPERATIONS      UNITHOLDERS
                          ----------------------   -----------------
                                                                                                    RATIO OF
                                         NET                                                          NET
                                      REALIZED                                                      INVEST-
                   NET                   AND                   IN       NET                           MENT               NET
                  ASSET                UNREAL-       FROM    EXCESS    ASSET              RATIO OF   INCOME    PORT-   ASSETS
                 VALUE AT    NET      IZED GAIN      NET     OF NET   VALUE AT              NET        TO      FOLIO   AT END
                  BEGIN-   INVEST-    (LOSS) ON    INVEST-   INVEST-    END               EXPENSES  AVERAGE    TURN      OF
                 NING OF    MENT       INVEST-       MENT     MENT       OF      TOTAL   TO AVERAGE   NET      OVER    PERIOD
                  PERIOD   INCOME     MENTS(A)      INCOME   INCOME    PERIOD  RETURN(B) NET ASSETS  ASSETS   RATE(C)  (000'S)
                 -------- ---------- -----------   --------  -------  -------- --------- ---------- --------  -------  -------
                                          TARGET MATURITY PORTFOLIO (FEB 97)
------------------------------------------------------------------------------------------------------------------------------
Year ended:
8/31/96.........  $9.71   $   0.6436 $   (0.0106)  $(0.6830) $   --    $9.66      6.70%     0.39%     6.64%   211.33%  $94,727
8/31/95.........   9.63       0.6674      0.0261    (0.6135)     --     9.71      7.48      0.41      6.94    171.98    95,221
2/15/94(d) to
8/31/94.........  10.00       0.3313     (0.4189)   (0.2824)     --     9.63     (0.83)     0.42(e)   6.30(e) 156.03    97,380
                                          TARGET MATURITY PORTFOLIO (MAY 97)
------------------------------------------------------------------------------------------------------------------------------
Year ended:
8/31/96.........   9.99       0.7028     (0.0446)   (0.6982)     --     9.95      6.77      0.43      7.03    190.34    63,169
8/31/95.........   9.91       0.6674      0.0673    (0.6547)     --     9.99      7.70      0.45      6.77    147.76    63,459
5/23/94(d) to
8/31/94.........  10.00       0.1594     (0.0674)   (0.1594) (0.0226)   9.91      0.92      0.48(e)   5.80(e)  74.68    68,867
------------------------------------------------------------------------------------------------------------------------------

(a) Includes balancing effect of calculating per share amounts.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period and no redemption fee. For Target Maturity Portfolio (Feb 97) and Target Maturity Portfolio (May 97), total return would be reduced if a redemption fee were taken into account.
(c) Includes the effect of mortgage dollar roll transactions.
(d) Commencement of operations.
(e) Annualized.

                             INVESTMENT OBJECTIVE

INTRODUCTION

  The Fund is an open-end, diversified, management investment company (commonly known as a "mutual fund") organized on September 24, 1987 as a Massachusetts business trust. The Fund seeks to achieve a high level of income to the extent consistent with the investment objectives of its investment portfolios. The Fund presently maintains five investment portfolios--the Money Market Portfolio, Government Securities Portfolio, Mortgage Securities Portfolio, Target Maturity Portfolio (Feb 97) and Target Maturity Portfolio (May 97). This Prospectus relates solely to the offering of units of two Portfolios--Target Maturity Portfolio (Feb 97) and Target Maturity Portfolio (May 97) (individually, a "Portfolio" and together, the "Portfolios").

  The Fund is offered solely to state and federally chartered credit unions and credit union service organizations. Units of each of the Fund's investment portfolios are designed to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules ("NCUA") and Regulations and NCUA Letter Number 155. The Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of the Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder.

  Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act set forth those securities, deposits and other obligations in which federally chartered credit unions may invest. Included are mortgage-related securities, securities issued or fully guaranteed as to principal and interest by the United States Government or its agencies, instrumentalities or sponsored enterprises, accounts in specified federally insured financial institutions and other specified investments.

  The investments of the Portfolios consist exclusively of assets intended to qualify as eligible investments if owned directly by a federally chartered credit union. Units of the Portfolios, however, may or may not qualify as eligible investments for particular state chartered credit unions and credit union service organizations. The Fund encourages each state chartered credit union and credit union service organization to consult qualified legal counsel concerning whether the units of the Portfolios are permissible investments under the laws applicable to it.

TARGET MATURITY PORTFOLIOS

  Each Portfolio seeks to achieve a high level of current income by investing in obligations authorized under the Federal Credit Union Act and to return $10 per unit (the initial public offering price) to investors on or about the following Termination Dates: Target Maturity Portfolio (Feb 97)-February 18, 1997 and Target Maturity Portfolio (May 97)-May 15, 1997.

  Each Portfolio invests exclusively in:

    --mortgage-related securities issued or guaranteed by the U.S.
     Government, its agencies, instrumentalities or sponsored enterprises and privately-issued mortgage-related securities, rated at the time of purchase, in one of the two highest rating categories by an NRSRO;

    --other securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies, instrumentalities or sponsored enterprises;

    --repurchase agreements pertaining thereto; and

    --short-term obligations (as specified in "Description of Investments--
     Short-Term Obligations").

  The investment objective of each Portfolio (which is set forth in the first sentence of this section) may not be changed without the approval of the holders of a majority of the outstanding units of a Portfolio, as described under "Additional Information." Although each Portfolio is permitted to purchase securities of any maturity, each Portfolio will seek to attain its objective to return $10 per unit by (1) preserving capital through active portfolio management, including the purchase and sale of securities to change the Portfolio's option-adjusted duration (see "Description of Investments-- Other Portfolio Management Policies") and (2) reducing, over time, its price sensitivity to changes in interest rates in light of expected cash flows and mortgage prepayments under different interest rate scenarios. Each Portfolio will seek to achieve a high level of income through the active management of its assets in relation to market conditions, interest rate changes and the remaining term of the Portfolio. There can be no assurance that the objective of any Portfolio will be realized. In seeking its objective, a Portfolio may not always purchase securities offering the highest yield.

                          DESCRIPTION OF INVESTMENTS

MORTGAGE-RELATED SECURITIES

  Mortgage-related securities are securities that directly or indirectly represent participations in, or are collateralized by and payable from payments on, mortgage loans secured by real property. These securities include both adjustable rate and fixed rate mortgage pass-through securities and collateralized mortgage obligations and other multi-class mortgage-related securities as well as other securities that are collateralized by or represent direct or indirect interests in mortgage-related securities or mortgage loans. The issuers of certain mortgage-related securities may elect to have the pool of mortgage loans (or indirect interests in mortgage loans) underlying the securities treated as a real estate mortgage investment conduit ("REMIC"), which is subject to special federal income tax rules. A description of the types of mortgage-related securities in which the Portfolios will invest is provided below. The descriptions are general and summary in nature, and do not detail every possible variation of the types of mortgage-related securities that are permissible for each Portfolio.

  1. INVESTMENT CHARACTERISTICS OF MORTGAGE-RELATED SECURITIES

  In general, changes in both prepayment rates on mortgage-related securities and interest rates and the volume of transactions in Portfolio units will affect a Portfolio's return. A predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on outstanding mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). In general, if mortgage loan interest rates fall sufficiently below the interest rates on fixed rate mortgage loans underlying mortgage-related securities, the rate of prepayment would be expected to increase. Prepayments of adjustable rate mortgage loans may also increase in a declining interest rate environment as borrowers seek to "lock-in" low rates. Conversely, if mortgage loan interest rates rise above the interest rates on outstanding mortgage loans, the rate of prepayment may be expected to decrease. Due to these factors, mortgage-related securities may be less effective than U.S. Treasury securities of similar maturity at maintaining yields during periods of declining interest rates, since the mortgage payments will normally be reinvested in instruments with lower yields reflecting prevailing market conditions.

  Because each Portfolio's investments are interest rate sensitive, the Portfolio's performance will depend in large part upon the ability of the Portfolio to anticipate and respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns to the Portfolio, while attempting to minimize the associated risks to its investment capital. Prepayments may have a disproportionate effect on certain mortgage-related securities such as stripped mortgage-backed and certain other multiple class pass-through securities, which are discussed below.

  Generally, to the extent mortgage-related securities are purchased at a premium, a faster than anticipated rate of unscheduled principal prepayments will result in a lower than anticipated yield. On the other hand, if the securities are purchased at a discount, a faster than anticipated rate of unscheduled prepayment of principal will result in a higher than anticipated yield.

  2.  PRIVATE MORTGAGE PASS-THROUGH SECURITIES

  Privately-issued mortgage pass-through securities ("Private Mortgage Pass-Throughs") represent interests in pools of mortgage loans that are issued by trusts formed by originators of and institutional investors in mortgage loans (or represent interests in custodial arrangements administered by such institutions). These originators and institutions include commercial banks, mortgage bankers, savings and loan associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For federal income tax purposes, such trusts are generally treated as grantor trusts or REMICs and, in either case, are generally not subject to any significant amount of federal income tax at the entity level.

  The mortgage pools underlying Private Mortgage Pass-Throughs consist of private mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential, residential multi-family and commercial properties. Private Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs which in turn will ultimately evidence interests in mortgage loans.

  Private Mortgage Pass-Throughs generally offer a higher yield than Government Mortgage-Related Securities (as defined below) because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. The insurance and guarantees are issued by government entities, private insurers, banks and mortgage poolers. Mortgage-related securities without insurance or guarantees may be purchased by a Portfolio if they have the required rating from an NRSRO. Although the market for such securities is becoming increasingly liquid, some mortgage-related securities issued by private organizations may not be readily marketable. Types of credit support are discussed further in the Additional Statement.

  3. GOVERNMENT MORTGAGE-RELATED SECURITIES

  Each Portfolio may also invest in mortgage-related securities issued or guaranteed by the U.S. Government and its agencies, instrumentalities or sponsored enterprises ("Government Mortgage-Related Securities"). These securities include the Government National Mortgage Association ("GNMA") mortgage-backed certificates ("GNMA Certificates"), which are mortgage-backed securities of the modified pass-through type where both scheduled interest and principal payments (including prepayments) are paid monthly to the holder of the certificate whether or not they are paid by the underlying mortgagor. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on these GNMA Certificates. Each GNMA Certificate evidences an interest in a specific pool of mortgage loans (frequently one-to-four family residential loans) insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration.

  Government Mortgage-Related Securities also include securities issued by the Federal National Mortgage Association ("FNMA") and by the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA, a federally chartered and stockholder-owned corporation, issues pass-through securities which are guaranteed as to timely payment of principal and interest by FNMA. FHLMC, also a federally chartered corporation, issues pass-through securities which are guaranteed as to timely payment of interest and ultimate collection of principal by FHLMC. Securities issued or guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States.

  To the extent consistent with its investment objective, each Portfolio may purchase "stripped" securities issued or guaranteed by U.S. Government agencies or instrumentalities that evidence ownership in the future interest payments or future principal payments on Government Mortgage-Related Securities. Stripped mortgage-backed securities ("SMBS") are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Government Mortgage-Related Securities. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience different than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investment in these securities. Although the market for such securities is increasingly liquid, Goldman, Sachs & Co., in accordance with guidelines and standards adopted by the Board of Trustees, may determine that certain SMBS are not readily marketable. If so, these securities will be considered illiquid for purposes of each Portfolio's limitation on investments in illiquid securities. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other Government Mortgage-Related Securities because they are extremely sensitive to the rate of principal payments, including prepayments. Prepayments can result in a Portfolio's failure to recoup its initial investment even though the SMBS are issued or guaranteed by the U.S. Government. Consistent with the Rules and Regulations of the National Credit Union Administration, the Portfolios will purchase SMBS solely to reduce the interest rate risk of the holdings (although this policy will not reduce the risk of loss on the SMBS themselves that are held by the Portfolios), and will not purchase SMBS issued by private issuers.

 4. MULTI-CLASS MORTGAGE-RELATED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS

  Mortgage-related securities acquired by each Portfolio will include collateralized mortgage obligations and other multi-class mortgage-related securities (collectively, "CMOs") issued by FNMA, FHLMC or other mortgage-related U.S. Government agencies, instrumentalities or sponsored enterprises, as well as by private issuers. CMOs provide an investor with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-related securities. Issuers of CMOs frequently elect to be taxed as REMICs. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are "parallel pay," i.e., payments of principal are made to two or more classes concurrently. In accordance with the Rules and Regulations of the National Credit Union Administration, unless the purchase is made solely to reduce interest rate risk or unless the instrument is a floating or adjustable rate CMO class, the Portfolios will not invest in any CMO class that meets any of the following three tests using prevailing market-interest rates and prepayment speeds: (1) the CMO class has an expected average life greater than 10 years; (2) the average life of the CMO class extends by more than 4 years assuming an immediate and sustained parallel shift in the yield curve of plus 300 basis points, or shortens by more than 6 years assuming an immediate and sustained parallel shift in the yield curve of minus 300 basis points; or (3) the estimated change in the price of the CMO class is more than 17% due to an immediate and sustained parallel shift in the yield curve of plus or minus 300 basis points. For these purposes, "average life" means the weighted average time to principal repayment, with the amount of the principal paydowns (both scheduled and unscheduled) as the weights. The expected average life and average life sensitivity test described above do not apply to a floating or adjustable rate CMO class, irrespective of whether it has been purchased to reduce interest rate risk, if (a) the interest rate is reset at least annually, (b) the interest rate is below the contractual cap of the CMO class at the time of purchase or a subsequent testing date, (c) the index upon which the interest rate is based is a widely-used market interest rate index such as the London Interbank Offered Rate (LIBOR) and (d) the interest rate of the instrument varies directly (not inversely) with the index upon which it is based and is not reset as a multiple of the change in the index. If an instrument is a floating or adjustable rate CMO class which passes the requirements described in (a) through (d) above, the Portfolios will not invest in any such floating or adjustable rate CMO class that using prevailing market-interest rates and pre-payment speeds meets the price sensitivity test listed above. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations. Although the market for CMOs is generally liquid, Goldman, Sachs & Co. may determine that certain CMOs are not readily marketable. If so, these CMOs will be considered illiquid for purposes of the Fund's limitations on investments in illiquid securities. CMOs are discussed further in the Additional Statement under "Adjustable and Fixed Rate Mortgage Loans and Mortgage-Related Securities."

OTHER GOVERNMENT SECURITIES

  Each Portfolio may acquire other securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies, instrumentalities or sponsored enterprises ("Government Securities"). These securities in general include a variety of U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as GNMA participation certificates), (b) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the authority of the U.S. Government to purchase certain obligations of the issuer (such as securities of FNMA), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises as described in clauses
(b) or (c) in the future, other than as set forth above, since it is not obligated to do so by law.

  Government Securities are deemed to include (to the extent that it is consistent with the Investment Company Act of 1940) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises. Government Securities are also deemed to include (to the extent consistent with the Investment Company Act of 1940) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. Government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a substantial secondary market, such participations will therefore be regarded as illiquid.

  Each Portfolio may invest in separately traded principal and interest components of securities, including mortgage-related securities, issued or guaranteed by the United States Government, its agencies, instrumentalities or sponsored enterprises. In the case of securities issued or guaranteed by the United States Government, the principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

  Each Portfolio may invest in zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value, provided that such bonds do not have maturity dates of more than 10 years from settlement. Each Portfolio will only purchase zero coupon bonds which are Government Securities. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but some also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. Each Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

GOVERNMENT RELATED OBLIGATIONS

  Although they are not considered obligations of the U.S. Government for certain securities law purposes, and therefore do not qualify as U.S. Government Securities, each Portfolio may also acquire securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities or sponsored enterprises in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises.

REPURCHASE AGREEMENTS

  When a Portfolio purchases securities, it may enter into a repurchase agreement with the seller wherein the seller agrees, at the time of sale, to repurchase the securities at a mutually agreed upon time and price. A Portfolio may enter into repurchase agreements with broker-dealers and with banks. Although the securities subject to the repurchase agreement may bear maturities exceeding one year, settlement for the repurchase would never be more than one year after a Portfolio's acquisition of the securities and normally would be within a shorter period of time. The Portfolios generally intend to enter into repurchase agreements which terminate within seven days after notice by a Portfolio. If a Portfolio were to enter into repurchase agreements which provide for a notice period greater than seven days, a Portfolio would do so only if such investment, together with other illiquid securities, did not exceed 15% of the Portfolio's net assets. The resale price will be in excess of the purchase price, reflecting an agreed-upon market rate effective for the period of time a Portfolio's money will be invested in the securities, and will not be related to the coupon rate of the purchased securities. During the term of the repurchase agreement, Goldman, Sachs & Co. will require the seller to maintain the value of the securities subject to the agreement in an amount that exceeds the repurchase price. In the event the seller of the repurchase agreement enters a bankruptcy or other insolvency proceeding, or in the event of the failure of the seller to repurchase the underlying securities as agreed upon, a Portfolio could, however, experience losses that include (a) possible decline in the value of the underlying securities during the period while a Portfolio seeks to enforce its rights thereto and possible delay in enforcement of those rights, (b) possible loss of all or a part of the income or proceeds of the repurchase, (c) additional expenses to a Portfolio for enforcing those rights and (d) possible delay in the disposition of the underlying securities pending court action or possible loss of rights in such securities. The percentage of each Portfolio's assets invested in repurchase agreements may vary from time to time depending upon Goldman, Sachs & Co.'s evaluation of market trends and other conditions. The Portfolios will enter into repurchase transactions only with parties that meet creditworthiness standards approved by the Fund's Trustees. Goldman, Sachs & Co. monitors the creditworthiness of such parties under the Trustees' general supervision. In addition, the Portfolios, together with other registered investment companies having advisory agreements with GSAM or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

SHORT-TERM OBLIGATIONS

  1. BANK OBLIGATIONS

  A Portfolio may invest in United States dollar-denominated obligations issued or guaranteed by United States banks with total assets exceeding $1 billion (including obligations issued by foreign branches of such banks) but only to the extent permitted under the Federal Credit Union Act and the rules and regulations promulgated thereunder. Such obligations will be rated in one of the two highest rating categories by an NRSRO or, if unrated, determined to be of comparable quality by Goldman, Sachs & Co. and may include certificates of deposit, bankers' acceptances, bank notes, deposit notes and other obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

  Obligations of foreign branches of United States banks include fixed time deposits. Fixed time deposits are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits are not payable until maturity, but may permit early withdrawal subject to penalties which vary depending upon market conditions and the remaining maturity of the obligations. Fixed time deposits do not have a market, and those fixed time deposits with maturities over seven days will be regarded as illiquid. However, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

  Bank notes and bankers acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

  Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

  Obligations of foreign branches of United States banks involve investment risks in addition to those of domestic obligations of domestic issuers, including the possibility that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable domestic obligations of domestic issuers, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations, or that there may be difficulties in obtaining or enforcing a judgment against a foreign branch.

  2. FEDERAL FUNDS

  The Portfolios may make unsecured loans of federal funds to United States banks with total assets exceeding $1 billion (including obligations issued by foreign branches of such banks) to the extent permitted by the Federal Credit Union Act and the rules and regulations promulgated thereunder, provided that
(i) the accounts of such banks are insured by the Federal Deposit Insurance Corporation, (ii) the interest received therefrom is at the market rate for federal funds transactions and (iii) the transaction has a maturity of one or more business days or the Fund is able to require repayment at any time. The Portfolios consider federal funds investments maturing in more than seven days to be illiquid, and therefore will limit such transactions along with all other illiquid investments to 15% of the value of a Portfolio's net assets.

  Federal funds are funds held by a regional Federal Reserve Bank for the account of a bank that is a member of such Federal Reserve Bank (a "Fed Member Bank"). A loan of federal funds is an unsecured loan at a negotiated interest rate for a negotiated time period, generally overnight, of federal funds by one Fed Member Bank to another. Since, pursuant to an exemption, the borrowing Fed Member Bank is not required to maintain reserves on the borrowed federal funds, the interest rate it pays on such loans is generally higher than the rate it pays on other deposits of comparable size and maturity that are subject to reserve requirements. In addition, a "depository institution" or other exempt institution such as the Fund may under Regulation D of the Board of Governors of the Federal Reserve System in effect make loans of federal funds by instructing a correspondent or other willing Fed Member Bank at which it maintains an account to loan federal funds on its behalf. Loans of federal funds are not insured by the Federal Deposit Insurance Corporation.

  In the event the borrower of federal funds enters a bankruptcy or other insolvency proceeding, a Portfolio could experience delays and incur expense in recovering cash. Further, the possibility exists that in such an instance, the borrowing institution may not be able to repay the loaned funds. Loans of federal funds rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. With regard to the solvency of the borrowing institution, the Portfolios will limit federal funds lending to those member banks of the Federal Reserve System whose creditworthiness has been reviewed and found by Goldman, Sachs & Co. to be comparable in quality to securities rated high quality by an NRSRO. Creditworthiness is of particular importance given the unsecured nature of federal funds borrowings.

  3. OTHER INVESTMENT COMPANIES

  As a means of maintaining short-term liquidity, each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies. A Portfolio may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, other investment companies and its unitholders in which the Portfolios may invest include money market funds for which GSAM, Goldman, Sachs & Co. or any of their affiliates serves as investment adviser, administrator or distributor. Each Portfolio and ultimately its unitholders will indirectly bear its proportionate share of any management fees paid by investment companies in which it invests in addition to the advisory fee paid by the Portfolio, except that to the extent that any Portfolio invests in a money market fund for which GSAM, Goldman, Sachs & Co. or any of their affiliates acts as adviser (such as the Fund's Money Market Portfolio), the fee payable by that Portfolio to GSAM will be reduced by an amount equal to the Portfolio's proportionate share of the advisory and administrative fees paid by such money market fund to GSAM, Goldman, Sachs & Co. or any of their affiliates.

             OTHER INVESTMENT PRACTICES, POLICIES AND RESTRICTIONS

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

  Each Portfolio may purchase or sell portfolio securities in when-issued or delayed delivery transactions. In such transactions, instruments are bought or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price to a Portfolio at the time of entering into the transactions. However, the yield on a comparable security available when delivery takes place may vary from the yield on the security at the time that the when-issued or delayed delivery transaction was entered into. When a Portfolio engages in when-issued and delayed delivery transactions, the Portfolio relies on the seller or buyer, as the case may be, to consummate the transaction. Failure to consummate the transaction may result in a Portfolio's missing the opportunity of obtaining a price or yield considered to be advantageous. In such transactions the payment obligation and the interest rate are fixed on the trade date, although no interest accrues to the purchaser prior to the settlement date. The settlement date for such transactions will take place no more than 120 days after the trade date. Consistent with the requirements of the Investment Company Act of 1940, securities purchased on a when-issued or delayed delivery basis are recorded as an asset (with the purchase price being recorded as a liability) and are subject to changes in value based upon changes in the general level of interest rates. At the time of delivery of the security, the value may be more or less than the transaction price. To the extent that a Portfolio remains substantially fully invested at the same time that it has entered into such transactions, which it would normally expect to do, there will be greater fluctuations in the market value of its net assets than if such Portfolio set aside cash to satisfy its purchase commitment. However, a Portfolio will maintain designated liquid assets at least equal in value to commitments for when-issued or delayed delivery securities, and such assets will be segregated in an account earmarked specifically for the settlement of such commitments. A

Portfolio will only make commitments to purchase portfolio securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities and not for the purpose of investment leverage.

MORTGAGE DOLLAR ROLLS

  The Portfolios may enter into mortgage "dollar rolls" in which a Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, a Portfolio loses the right to receive principal and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Portfolios. The Portfolios will hold and maintain in a segregated account until the settlement date cash, U.S. Government Securities or other liquid assets in an amount equal to the forward purchase price. All mortgage dollar rolls will be settled in accordance with National Credit Union Administration Rules and Regulations.

  For financial reporting and tax purposes, each Portfolio proposes to treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Portfolios do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

  Mortgage dollar rolls involve the following risks: if the broker-dealer to whom a Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Portfolio is required to repurchase may be worth less than an instrument which the Portfolio originally held. Successful use of mortgage dollar rolls may depend upon the investment adviser's ability to predict correctly interest rates and mortgage prepayments. For these reasons there is no assurance that mortgage dollar rolls can be successfully employed.

OTHER PORTFOLIO MANAGEMENT POLICIES

  In addition to the techniques described above, a Portfolio may, with respect to no more than 5% of its total assets, engage in portfolio securities lending and may purchase inverse floating rate securities in accordance with NCUA Rules and Regulations. A Portfolio will not invest more than 15% of the value of its total assets in securities which are illiquid, including restricted securities, federal funds loans maturing in more than seven days and fixed time deposits maturing in more than seven days, repurchase agreements providing for settlement in more than seven days after notice, loan participations by foreign governments where a substantial secondary market is absent and, to the extent consistent with a Portfolio's investment objective interest-only and principal-only fixed rate mortgage backed securities issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises which may not be readily marketable. A repurchase agreement or a federal funds loan which by its terms can be liquidated before its nominal fixed term on seven days' or less notice is regarded as a liquid instrument. Mortgage-related securities issued in a private placement are subject to this 15% limitation, unless Goldman, Sachs & Co. determines, based upon a review of the trading markets for the specific securities, that such securities are liquid because they can be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933, as amended, and meet certain liquidity guidelines which the Trustees have adopted. These investment practices could have the effect of increasing the level of illiquidity in the Portfolios to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The Trustees have delegated to Goldman, Sachs & Co. the function of determining and monitoring liquidity of such securities, focusing on such important factors, among others, as valuation, liquidity and availability of information.

  Goldman, Sachs & Co. seeks to enhance the yield of the Portfolios by taking advantage of yield disparities or other factors that occur in the mortgage-related securities markets. The Portfolios may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of the proceeds are expected to enhance yield consistent with Goldman, Sachs & Co.'s judgment as to a desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or considerations.

  Goldman, Sachs & Co. expects that the net asset value of the Portfolios will be relatively stable during normal market conditions. However, each Portfolio's net asset value will vary to some extent, and a sudden and sharp increase in prevailing interest rates could cause a substantial decline in each Portfolio's net asset value, while a sudden and sharp decline in interest rates could result in a substantial increase in each Portfolio's net asset value.

  In addition, as stated above each Portfolio intends to reduce, over time, its "duration" in an effort to return $10 per unit upon the termination of a Portfolio. Each Portfolio's duration is a measure of the price sensitivity of a Portfolio, including expected cash flows and mortgage prepayments under a wide range of interest rate scenarios. Maturity measures only the time until final payment is due on a bond or other debt security; it does not take into account the pattern of a security's cash flows over time, including how cash flow is affected by prepayments and by changes in interest rates. In determining the duration of the Portfolios, Goldman, Sachs & Co. will estimate the duration of obligations that are subject to interest rate changes and prepayment or redemption by the issuer, taking into account the influence of interest rates. This method of determining duration is known as option-adjusted duration. The Portfolios will actively buy and sell securities in order to adjust its option-adjusted duration. There can be no assurance that Goldman, Sachs & Co.'s estimation of a Portfolio's duration will be accurate or that the duration of a Portfolio will always remain within the maximum target duration described above.

  Each Portfolio may sell an instrument soon after its acquisition if Goldman, Sachs & Co. believes that such disposition is consistent with attaining the investment objective of each Portfolio. Portfolio instruments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such instruments. A high rate of portfolio turnover involves correspondingly greater transaction costs, which must be borne directly by each Portfolio and ultimately by its unitholders.

  Portfolio turnover rate is computed by dividing the lesser of the amount of securities purchased or securities sold (excluding all securities whose maturities at acquisition are one year or less) by the average monthly value of such securities owned during the year, and includes purchase and sale transactions entered into in connection with mortgage dollar rolls. A 100% turnover rate would occur, for example, if all of the securities held by a Portfolio were sold and replaced within one year. The rate at which transactions occur will depend upon Goldman, Sachs & Co.'s perception of how market conditions will affect a Portfolio. Goldman, Sachs & Co. will not consider portfolio turnover a limiting factor in making investment decisions for a Portfolio consistent with its investment objective and portfolio management policies. A higher degree of portfolio turnover results in increased transaction costs in the form of dealer spreads.

  Each Portfolio's expected high turnover rate could cause a Portfolio to realize gains in excess of restrictions imposed by the Internal Revenue Code of 1986 which require that less than 30% of the Portfolio's gross income in each taxable year be derived from sales or other dispositions of securities held for less than three months. If this requirement is not satisfied, a Portfolio would not qualify for the special Federal tax treatment allowed to a regulated investment company. The Portfolios intend to monitor their compliance with this requirement.

CERTAIN INVESTMENT RESTRICTIONS

  The Portfolios are subject to certain fundamental investment restrictions which, as described in more detail in the Additional Statement, may be changed with respect to a Portfolio only with the approval of the holders of a majority of the outstanding units of that Portfolio. For a more complete description of the investment restrictions summarized below and the other fundamental investment restrictions to which the Portfolios are subject, see the Additional Statement.

  1. A Portfolio may not invest in the instruments of any one issuer, other than Government Securities (as defined in the Investment Company Act of 1940), if immediately after such investment, more than 5% of the value of a Portfolio's total assets would be invested in the instruments of such issuer, except that (a) up to 25% of the value of its total assets may be invested without regard to such 5% limitation and (b) such 5% limitation shall not apply to repurchase agreements collateralized by Government Securities.

  2. A Portfolio may not borrow money, except for temporary or short-term purposes, provided that the Portfolio maintains asset coverage of 300% for all such borrowing. (As a matter of non-fundamental policy, a Portfolio may not purchase securities while borrowings exceed 5% of the value of the Portfolio's assets.)

                            REPORTS TO UNITHOLDERS

  Each unitholder of a Portfolio is provided with a printed confirmation for each transaction and an individual monthly statement for the Portfolio. A year-to-date statement for any account will be provided upon request made to Goldman, Sachs & Co. Each unitholder will also receive annual and semi-annual financial statements. Unitholder inquiries should be addressed to Goldman, Sachs & Co. at the address set forth on the cover page of this Prospectus.

                               PURCHASE OF UNITS

  Purchases of units of the Portfolios may be made only by Federal Reserve wire. Payment by other means, including check or draft or transfer of funds which are not federal funds, will not be accepted.

  Units of the Portfolios may be offered on a continuous basis at their net asset value next determined after the order therefor has been received. See "Net Asset Value." However, the Portfolios currently do not expect to offer additional Portfolio units for sale.

  If authorized, purchase orders may be placed only on Business Days. If the order is received by Goldman, Sachs & Co. by 4:00 p.m., New York time, settlement of the transaction will occur on the next Business Day and the units to which the order relates will be issued and will commence earning income on such next Business Day provided that federal funds in respect of such order have been received by The Northern Trust Company ("Northern") by such next Business Day. If the order is received by Goldman, Sachs & Co. after 4:00 p.m., New York time, settlement of the transaction will occur on the second Business Day and the units to which the order relates will be issued and will commence earning income the second Business Day, provided the federal funds in respect of such order are received by Northern by such second Business Day. If payment in federal funds is not received within the period stated above, an investor's purchase order will be cancelled, and the investor will be responsible for any loss resulting to the Fund.

OTHER INFORMATION

  In the interest of economy, certificates representing Portfolio units will not be issued. The Fund and its co-distributors reserve the right to reject any purchase order.

  After the initial purchase of units, an Account Information Form must be completed promptly and mailed to Goldman, Sachs & Co. at the address set forth on the cover page of this Prospectus. Redemptions may not be effected prior to receipt of such Account Information Form.

  Goldman, Sachs & Co. and/or CFS may from time to time, at their own expense, provide compensation to certain dealers whose customers purchase significant amounts of units of the Portfolios. The amount of such compensation may be made on a one-time and/or periodic basis and, in the case of Goldman, Sachs & Co., may be up to 20% of the annual fees that are earned by Goldman, Sachs & Co. as investment adviser to the Portfolios (after adjustments) and are attributable to units held by such customers. Such compensation will not represent an additional expense to the Portfolios or their unitholders, since it will be paid from assets of Goldman, Sachs & Co., its affiliates or CFS.

                              REDEMPTION OF UNITS

  All units of a Portfolio outstanding on their applicable Termination Date will be redeemed by the Fund without a redemption charge at their net asset value as of the close of business on the Termination Date. See "Net Asset Value." The Termination Dates of the respective Portfolios will occur on or about February 18, 1997 for Target Maturity Portfolio (Feb. 97) and May 15, 1997 for Target Maturity Portfolio (May 97). Investors may also redeem units at any time before a Termination Date at their net asset value next determined after a request has been received by the Fund, less a redemption fee for early withdrawal equal to .50% of the net asset value of the redeemed units at the time of redemption. The redemption fee is not a sales charge, but is kept by a Portfolio for the benefit of continuing unitholders. The purpose of the redemption fee is to offset costs a Portfolio may incur in order to make payment in cash to a redeeming unitholder, such as costs incurred in liquidating portfolio securities, transaction and brokerage costs, odd-lot premiums, transfer taxes, administrative fees, custodian fees and registrar or transfer agent fees.

  Redemption requests are made by calling Goldman, Sachs & Co. at 800-342-5828 (800-DIAL-TCU) or by a written request addressed to Goldman, Sachs & Co.,
Attention: Shareholder Services, Trust for Credit Unions, 4900 Sears Tower, Chicago, Illinois 60606. The letter of instruction must specify the Portfolio, the number of units to be redeemed, the account number, payment instructions and the exact registration on the account. A unitholder may request redemptions by telephone if the optional telephone redemption privilege is elected on the Account Information Form accompanying this Prospectus. It may be difficult to implement redemptions by telephone in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, Goldman, Sachs & Co. and State Street each employ reasonable procedures specified by the Fund to confirm that such instructions are genuine. Consequently, proceeds of telephone redemptions will be wired directly to the credit union, central credit union or other depository account designated in the unitholder's Account Information Form, unless the unitholder provides written instructions indicating another credit union, central credit union, or other depository account. Telephone redemption requests will also be recorded. The Fund may implement other procedures from time to time. If reasonable procedures are not implemented, the Fund may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither a Portfolio, the Fund nor Goldman Sachs & Co. will be responsible for the authenticity of redemption instructions received by telephone. Thus, except as stated, the total risk of loss for unauthorized transactions is on the investor.

  Although redemption requests may be placed on any day on which a Portfolio's net asset value per unit is determined, proceeds will be remitted only on Business Days (as defined under "Additional Information"). If a redemption request is received by Goldman, Sachs & Co. by 4:00 p.m., New York time, the proceeds are ordinarily wired on the next Business Day. Units to be redeemed earn income with respect to the day the request is received; however, units redeemed on a day immediately preceding a weekend or a holiday continue to earn income until the next Business Day.

OTHER INFORMATION

  Once wire instructions have been given to Northern, neither the Fund nor Goldman, Sachs & Co. assumes responsibility for the performance of Northern or of any intermediaries in the transfer process. If a problem with such performance arises, the investor should deal directly with Northern or such intermediaries.

  If its authorized signature is guaranteed by a credit union, commercial bank, trust company, member firm of a national securities exchange or other eligible guarantor institution, a unitholder may change the designated credit union, central credit union or other depository account at any time upon written notice to Goldman, Sachs & Co. Additional documentation, regarding any such change or regarding a redemption by any means, may be required when deemed appropriate by Goldman, Sachs & Co., and the request for such redemption will not be considered to have been received in proper form until such additional documentation has been received.

  Under the Investment Company Act of 1940, the Fund is required to settle redemption requests within seven days of receipt of such request. The right of a unitholder to redeem units and the date of payment by the Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by a Portfolio or to determine fairly the value of a Portfolio's net assets; or for such other period as the SEC may by order permit for the protection of unitholders of a Portfolio.

  Prior to the applicable Termination Date, units of a Portfolio are not redeemable at the option of the Fund unless the Trustees determine in their sole discretion that failure to so redeem may have materially adverse consequences to the unitholders of the relevant Portfolio.

                                    INCOME

  The Portfolios intend to declare a daily dividend (payable monthly) determined with the objective of distributing the majority of its net investment income while enhancing the stability of principal. Over the course of a fiscal year, dividends accrued and paid will constitute substantially all of the Portfolios' net investment income. From time to time, in order to stabilize the monthly rate of distribution to unitholders and to enhance stability of principal, a portion of such dividends may constitute a return of capital. The Portfolios also intend that all net realized long-term and short-term capital gains will be declared and paid as a dividend at least annually. In determining amounts of capital gains, any capital loss carryovers from prior years will be offset against capital gains.

  Net investment income of each Portfolio consists of (i) interest accrued or discount accreted on certain securities held by each Portfolio and any general income of the Fund allocated to each Portfolio less (ii) the sum of (a) premiums amortized on certain securities held by each Portfolio and (b) the estimated expenses of each Portfolio.

  The net investment income of the Portfolios is determined by State Street on a daily basis. On days on which net asset value is calculated, this determination is made immediately prior to the calculation of each Portfolio's net asset value as of 4:00 p.m., New York time.

  Dividends payable to unitholders with respect to net investment income and capital gains, if any, will be paid in cash by Federal Reserve wire on the first Business Day of the succeeding month, unless an election is made to invest dividends in units of the Fund's Money Market Portfolio on the last calendar day of each month at net asset value on such day. A unitholder must elect to invest dividends in units of the Fund's Money Market Portfolio on the Account Information Form and, unless the unitholder is a current investor in the Money Market Portfolio, must open an account with the Fund for that Portfolio. A unitholder's dividend election may be changed at any time upon written notice to Goldman, Sachs & Co. The election with respect to each Portfolio's capital gains dividends must be the same as the election with respect to each Portfolio's monthly net investment income dividends (i.e., both must be either received in cash or invested in Money Market Portfolio units).

                                NET ASSET VALUE

  Net asset value per unit of each Portfolio is calculated by adding the value of all securities and other assets of a Portfolio, subtracting the liabilities of that Portfolio, and dividing the remainder by the number of units of the Portfolio outstanding.

  The net asset value per unit of each Portfolio for purposes of redemption of units is calculated by State Street as of 4:00 p.m., New York time, immediately after the determination of income declared as a dividend, on each Business Day (as defined under "Additional Information"). Portfolio securities for which accurate market quotations are readily available will be valued on the basis of quotations provided by dealers in such securities or furnished by a pricing service. Portfolio securities for which accurate market quotations are not readily available and other assets will be valued at fair value using methods determined in good faith by Goldman, Sachs & Co. under the supervision of the Trustees and may include yield equivalents or a pricing matrix. Short-term securities with maturities of 60 days or less are valued at amortized cost which the Trustees have determined to equal fair value. Each Portfolio's net asset value per unit will fluctuate as the value of its portfolio securities changes in response to changing market rates of interest, principal prepayments and other factors.

                                     TAXES

TAXATION OF UNITHOLDERS

  If state and federally chartered credit unions meet all requirements of
Section 501(c)(14)(A) of the Internal Revenue Code of 1986, as amended (the "Code") and all rules and regulations thereunder, they will be exempt from federal income taxation on any income, dividends or capital gains realized as the result of purchasing, holding, exchanging or redeeming units of a Portfolio.

  Unitholders should consult their own tax advisers concerning applicable state tax laws.

FEDERAL TAXATION OF THE FUND

  The Fund intends that each Portfolio will qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Code. Each Portfolio is treated as a separate corporation for federal tax purposes and generally must comply with the qualification and other requirements applicable to regulated investment companies, without regard to the Fund's other investment portfolios. If each Portfolio otherwise complies with such provisions, then in any taxable year for which it distributes at least 90% of its taxable income determined for federal income tax purposes, each Portfolio will be relieved of federal income tax on the amounts distributed. The Fund intends to distribute to unitholders substantially all of each Portfolio's net investment income. See "Income." Net investment income may be different from taxable income determined for federal income tax purposes. However, such difference is not expected to affect adversely each Portfolio's compliance with the provisions of the Code applicable to regulated investment companies.

  Generally, on the sale or exchange of obligations held for more than one year, net gain realized by each Portfolio which is not attributable to original issue discount or certain market discount will be long-term capital gain. Such capital gain, if any, will be distributed as capital gain dividends.

  The Code will impose a 4% excise tax if a Portfolio fails to meet certain requirements with respect to distributions of net ordinary income and capital gain net income. It is not anticipated that this provision will have any material impact on the Portfolios or their unitholders.

  If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income will be taxed to a Portfolio at the appropriate corporate rate without any reduction for distributions made to unitholders.

  The foregoing discussion of tax consequences is based on federal tax laws and regulations in effect on the date of this Prospectus, which are subject to change by legislative or administrative action.

                                  MANAGEMENT

TRUSTEES

  The trust agreement pursuant to which the Fund is organized (the "Trust Agreement") provides that, subject to its provisions, the business of the Fund shall be managed by the Trustees. The Trust Agreement provides that (a) the Trustees may enter into agreements with other persons to provide for the performance and assumption of various services and duties, including, subject to the Trustees' general supervision, advisory and administration services and duties and also including distribution, custodian, transfer and dividend disbursing agency, unitholder servicing and accounting services and duties,
(b) a Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law, and (c) subject to the preceding clause, the Trustees are not responsible or liable for any neglect or wrongdoing of any officer or any person referred to in clause (a).

  The Additional Statement contains information as to the identity of and other information about the Trustees and officers of the Fund.

INVESTMENT ADVISER AND TRANSFER AGENT

  Goldman, Sachs & Co., through GSAM, One New York Plaza, New York, New York 10004, a separate operating division, acts as investment adviser to the Fund. In addition, Goldman, Sachs & Co. acts as transfer agent. Goldman, Sachs & Co. became registered as an investment adviser in 1981. As of September 30, 1996, Goldman, Sachs & Co. and its affiliates served as an investment adviser, administrator or distributor for approximately $86.2 billion in assets.

  Under its advisory agreement with the Fund, Goldman, Sachs & Co., subject to the general supervision of the Fund's Trustees, manages the Portfolios and provides certain administrative services for the Fund. As manager of the Portfolios , it is the responsibility of Goldman, Sachs & Co. to make investment decisions for the Portfolios and to place the purchase and sale orders for the portfolio transactions of the Portfolios. Unitholder inquiries should be directed to Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606.

  The Fund's portfolio managers are Jonathan A. Beinner, Peter D. Dion, James
B. Clark and James P. McCarthy. Their responsibilities include investing in the particular types of securities the Portfolios may hold. Mr. Beinner is a Vice President of Goldman, Sachs & Co. Mr. Beinner joined GSAM in 1990, after working in the trading and arbitrage group of Franklin Savings Association. Mr. Dion is a Vice President of Goldman, Sachs & Co. Mr. Dion joined GSAM in 1992 after working as a portfolio administrator at Chase Manhattan Bank, N.A. Mr. Clark is a Vice President of Goldman, Sachs & Co. Mr. Clark joined GSAM in 1994 after working as a senior trader at Federal Home Loan Mortgage Corporation. Prior to that he was an investment manager at Travelers Insurance Company. Mr. McCarthy is a Vice President of Goldman, Sachs & Co. Mr. McCarthy joined GSAM in 1995 after working as a bond trader at Nomura Securities.

  As compensation for the services rendered for the Portfolios pursuant to its advisory agreement and the assumption by it of the expenses related thereto, Goldman, Sachs & Co. is entitled to receive a fee, computed daily and payable monthly, from a Portfolio at an annual rate equal to .25% up to $75 million and .20% over $75 million of each of the Portfolio's average daily net assets considered separately on a per Portfolio basis. For the fiscal year ended August 31, 1996, the Target Maturity Portfolio (Feb 97) and Target Maturity Portfolio (May 97) each paid an advisory fee to Goldman, Sachs & Co. at the annual rates of .24% and .25%, respectively, of each Portfolio's average daily net assets.

  ACTIVITIES OF GOLDMAN, SACHS & CO. AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN, SACHS & CO. The involvement of Goldman, Sachs & Co. and its affiliates in the management of, or its interest in, other accounts and other activities of Goldman, Sachs & Co. may present conflicts of interest with respect to the Portfolios or limit their investment activities. Goldman, Sachs & Co. and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Portfolios and/or which engage in and compete for transactions in the same types of securities and instruments as the Portfolios. Goldman, Sachs & Co. and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Portfolios and it is not anticipated that Goldman, Sachs & Co. will have access to proprietary information for the purpose of managing the Portfolios. The results of the Portfolios' investment activities, therefore, may differ from those of Goldman, Sachs & Co. and its affiliates and it is possible that the Portfolios could sustain losses during periods in which Goldman, Sachs & Co. and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. From time to time, the Portfolios' activities may be limited because of regulatory restrictions applicable to Goldman, Sachs & Co. and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Activities of Goldman, Sachs & Co. and its Affiliates and Other Accounts Managed by Goldman, Sachs & Co." in the Additional Statement for further information.

ADMINISTRATOR

  Callahan Credit Union Financial Services Limited Partnership ("CUFSLP"), c/o Callahan Financial Services, Inc., 1001 Connecticut Ave., N.W., Suite 1022, Washington, D.C., 20036-5504, a Delaware limited partnership for which Callahan Financial Services, Inc. serves as general partner and in which 38 major credit unions are limited partners, acts as the administrator of the Portfolios. Under its administration agreement with the Fund, CUFSLP, subject to the general supervision of the Fund's Trustees, periodically reviews the performance of the investment adviser, the transfer agent, the distributors and the custodian of the Portfolios; provides facilities, equipment and personnel to serve the needs of investors; develops and monitors investor programs for credit unions; provides assistance in connection with the processing of unit purchase and redemption orders as reasonably requested by the transfer agent or the Fund; handles unitholder problems and calls relating to administrative matters; provides advice and assistance concerning the regulatory requirements applicable to credit unions that invest in the Portfolios; and provides other administrative services to the Fund.

  For such services, CUFSLP is entitled to receive a fee, computed daily and payable monthly, from each Portfolio at an annual rate equal to .05% of the average daily net assets of each Portfolio. For the fiscal year ended August 31, 1996, the Target Maturity Portfolio (Feb 97) and Target Maturity Portfolio (May 97) each paid an administration fee to CUFSLP at the annual rate of .05%, respectively, of each Portfolio's average daily net assets.

DISTRIBUTORS

  Callahan Financial Services, Inc. ("CFS"), 1001 Connecticut Ave., N.W., Suite 1022, Washington, D.C. 20036-5504, a Delaware corporation, and Goldman, Sachs & Co., 85 Broad Street, New York, New York, 10004, serve as co-distributors of units of the Portfolios. CFS, a registered broker-dealer under the Securities Exchange Act of 1934, is an affiliate of Callahan & Associates Inc., a corporation organized under the laws of the District of Columbia, founded in 1985.

  CFS and Goldman, Sachs & Co. have entered into distribution agreements with the Fund to sell units of the Portfolios upon the terms and at the current offering price described in this Prospectus. CFS and Goldman, Sachs & Co. are not obligated to sell any certain number of units of the Portfolios.

FUND EXPENSES

  Common expenses of the Fund are generally allocated pro rata to the Portfolios and the Fund's other investment portfolios based upon their respective net asset values.

  There are no sales loads, commissions or other fees imposed on investors at the time of purchase of units and no charges imposed at the time of redemption of units other than the redemption fee described under "Redemption of Units."

                       PERFORMANCE AND YIELD INFORMATION

  From time to time total return and yield data for the Portfolios may be quoted in advertisements or in unitholder communications. The total return of the Portfolios will be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in a Portfolio over the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. The methods prescribed by the SEC for standardized total return calculations provide that calculations of total return assume that dividends and capital gain distributions made by the Portfolios during the period are reinvested in Portfolio units and reflect any non-recurring charges (such as the redemption fee for early withdrawal). The Fund may, however, also advertise from time to time the total return of a Portfolio without these fees, and may advertise total return on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

  The yield of a Portfolio is computed based on the net investment income of the Portfolio during a 30-day period, which period will be identified in connection with the particular yield quotation. More specifically, a Portfolio's yield is computed by dividing the Portfolio's net investment income per unit during a 30-day period by the maximum offering price per unit on the last day of the period and annualizing the result on a semi-annual basis. The net investment income used for purposes of determining yield may differ from net investment income used for accounting purposes.

  The Fund may advertise the performance of a Portfolio relative to certain performance rankings, indices and other investments as described more fully in the Additional Statement. Investors should note that the investment results of the Portfolios will fluctuate over time, and any presentation of a Portfolio's yield or total return for any prior period should not be considered as a representation of what an investment may earn or what an investor's yield or return may be in any future period.

                            ADDITIONAL INFORMATION

  Under the Trust Agreement, all units of a Portfolio that are outstanding on its Termination Date will be redeemed by the Fund at their net asset value, and each Portfolio will be liquidated without further unitholder action. In connection with these actions, the Board of Trustees may make appropriate provision for any liabilities of a Portfolio. Prior to a Termination Date, however, the Board of Trustees of the Trust may consider whether it is in the best interests of the unitholders to liquidate a Portfolio on its Termination Date notwithstanding the provisions of the Declaration of Trust. In considering the matter, the Board of Trustees will take into account, among other factors, the adverse effect which capital losses realized upon the disposition of securities in connection with a liquidation (if any such losses are anticipated) would have on a Portfolio and its unitholders. In the event that the Board of Trustees determines that liquidation of a Portfolio on its Termination Date would not be in the best interests of unitholders, the Board of Trustees will call a special meeting of unitholders to consider an appropriate amendment to the Declaration of Trust. The Declaration of Trust requires the affirmative vote of the holders of a majority of outstanding units of the particular Portfolio involved to approve such an amendment.

  The Trust Agreement provides that each unitholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto. The Trust Agreement permits the Trustees to issue an unlimited number of full and fractional units of beneficial interest of one or more separate series representing interests in separate investment portfolios. The Trustees have the right to establish investment portfolios in addition to those heretofore established.

  Each unit of a Portfolio is entitled to one vote on all matters voted upon by the unitholders of such Portfolio, with fractional units being entitled to proportionate fractional votes. Units do not have cumulative voting rights. As a general matter, the Fund does not hold annual or other meetings of unitholders. This is because the Trust Agreement provides for unitholder voting only for the election or removal of one or more Trustees, if a meeting is called for that purpose, and for certain other designated matters. Each Trustee serves until the next meeting of unitholders, if any, called for the purpose of considering the election or reelection of such Trustee or a successor to such Trustee, and until the election and qualification of his or her successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the unitholders or two-thirds of the Trustees. A

Portfolio will facilitate unitholder communication with other unitholders as provided under Section 16(c) of the Investment Company Act of 1940. For a further description of unitholder rights with respect to the removal of Trustees and of other designated matters voted on by unitholders, see "Description of Units" in the Additional Statement.

  As used in this Prospectus, the term "Business Day" refers to those days on which Goldman, Sachs & Co., The Northern Trust Company, State Street Bank and Trust Company and the Federal Reserve Bank of New York are all open for business, which are Monday through Friday except for holidays. For 1997, such holidays are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas Day. On those days when one of these organizations closes early, the right is reserved by Goldman, Sachs & Co. to advance the time on that day by which redemption requests must be received to become effective; provided that the current net asset value of each unit shall be computed at least once on such days.

                                 [LOGO] TRUST
                                   --------
                               for Credit Unions





                            Investment Adviser

                            Goldman, Sachs & Co.
                            New York, New York

Transfer Agent                    Custodian                     Distributors
Goldman, Sachs & Co.              State Street Bank and Trust   Callahan Financial Services, Inc.
Chicago, Illinois                 Company                       Washington, DC
                                  Boston, Massachusetts         (800) 237-5678
Administrator

Callahan Credit Union Financial   Auditors                      Goldman, Sachs & Co.
Services Limited Partnership      Arthur Andersen LLP           New York, New York
Washington, DC                    Boston, Massachusetts         (800) 342-5828
                                                                (800-DIAL-TCU)